UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.__)

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Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

Atara Biotherapeutics, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

ATARA BIOTHERAPEUTICS, INC.

1280 Rancho Conejo Boulevard

Thousand Oaks, CA 91320

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 9, 2026

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Atara Biotherapeutics, Inc., a Delaware corporation. The meeting will be held virtually via live audio webcast on June 9, 2026 at 9:00 a.m. Pacific time for the following purposes:

1.
To elect our two nominees for director named in the accompanying Proxy Statement to hold office until the 2029 Annual Meeting of Stockholders;
2.
To approve, on an advisory basis, the compensation of our named executive officers, as disclosed in the Proxy Statement accompanying this Notice;
3.
To approve the first amendment to our 2024 Equity Incentive Plan to increase the number of shares of common stock reserved for issuance thereunder by 400,000;
4.
To ratify the selection by the Audit Committee of our Board of Directors of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026; and
5.
To conduct any other business properly brought before the Annual Meeting.

These items of business are more fully described in the Proxy Statement accompanying this Notice. This Notice is not a form for voting and presents only an overview of the more complete proxy materials, which contain important information. You should access and review all proxy materials before voting. The Proxy Statement accompanying this Notice contains instructions on how to access our proxy materials and vote online, or in the alternative, request a paper copy of the proxy materials and a proxy card. The record date for the Annual Meeting is April 14, 2026 (the “Record Date”). Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

To increase access for all our stockholders, we have determined that it is prudent to hold this year’s Annual Meeting in a virtual-only format via live audio webcast. You may attend the virtual Annual Meeting at www.virtualshareholdermeeting.com/ATRA2026. To participate in the Annual Meeting, you will need the 16-digit control number that appears on your Notice of Internet Availability of Proxy Materials, proxy card or the instructions that accompanied your proxy materials. Refer to the “Questions and Answers About These Proxy Materials and Voting” section of the accompanying Proxy Statement for detailed procedures regarding attending, submitting questions and voting at the virtual Annual Meeting.

A list of stockholders entitled to vote at the meeting will be available for examination during normal business hours for ten days prior to the meeting for any purpose germane to the meeting at our corporate headquarters at 1280 Rancho Conejo Boulevard, Thousand Oaks, CA 91320.

By Order of the Board of Directors

/s/AnhCo Nguyen

AnhCo Nguyen, Ph.D.

President and Chief Executive Officer

Thousand Oaks, California

April 24, 2026

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on June 9, 2026 at 9:00 a.m. Pacific time held virtually at www.virtualshareholdermeeting.com/ATRA2026. The Proxy Statement and Atara’s Annual Report on Form 10-K for the fiscal year 2025 are available electronically at www.proxyvote.com.

Proxy materials or this Notice are being first released or mailed on or about April 27, 2026, to all stockholders entitled to vote at the Annual Meeting. In accordance with rules and regulations adopted by the Securities and Exchange Commission, instead of mailing a printed copy of our proxy materials to each record stockholder, we may furnish proxy materials by providing internet access to those documents.

You are cordially invited to attend the Annual Meeting virtually via live audio webcast. Whether or not you expect to attend the meeting, please complete, date, sign and return the proxy card mailed to you, or vote over the telephone or the internet as instructed in these materials, as promptly as possible in order to ensure your representation at the meeting. Stockholders who attend the virtual Annual Meeting should follow instructions at www.virtualshareholdermeeting.com/ATRA2026 to vote online during the Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the virtual Annual Meeting, you must follow the instructions from that record holder.

ATARA BIOTHERAPEUTICS, INC.

1280 Rancho Conejo Boulevard, Thousand Oaks, CA 91320

PROXY STATEMENT

FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why did I receive a notice regarding the availability of proxy materials on the internet?

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the internet. Accordingly, we have sent you a Notice of Internet Availability of Proxy Materials (the “Notice”) because our Board of Directors (the “Board”) is soliciting your proxy to vote at the 2026 Annual Meeting of Stockholders (the “Annual Meeting”), including any votes related to adjournments or postponements of the meeting. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the internet or to request a printed copy may be found in the Notice. In this Proxy Statement, “we”, “us”, “our”, “Company” and “Atara” refer to Atara Biotherapeutics, Inc.

We intend to mail the Notice on or about April 27, 2026 to all stockholders of record entitled to vote at the Annual Meeting.

How do I attend the Annual Meeting?

The meeting will be held virtually via live audio webcast on June 9, 2026 at 9:00 a.m. Pacific time. The meeting will only be conducted virtually via webcast and there will be no physical meeting location.

Attending the Annual Meeting as a Stockholder of Record: Shares Registered in Your Name

Atara’s stockholders of record as of April 14, 2026 (the “Record Date”) can attend the Annual Meeting by accessing the meeting center at www.virtualshareholdermeeting.com/ATRA2026 and entering the 16-digit control number on the proxy card or Notice previously received. The webcast of the Annual Meeting will be archived for one year after the date of the Annual Meeting at www.virtualshareholdermeeting.com/ATRA2026. Instructions on how to connect to the Annual Meeting and participate via the Internet, including how to demonstrate proof of stock ownership, are also available at the meeting website. If you do not have your 16-digit control number, you will be able to access and listen to the Annual Meeting, but you will not be able to vote your shares or submit questions during the Annual Meeting. See below, “Attending the Annual Meeting as a Guest.”

Attending the Annual Meeting as a Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Nominee

Beneficial stockholders as of the Record Date (i.e., shares held in “street name” through an intermediary, such as a broker, bank or other nominee), who want to attend the Annual Meeting can attend using the 16-digit control number found on the Notice and instructions received from their broker, bank or other nominee.

Attending the Annual Meeting as a Guest

Guests may enter the Annual Meeting in “listen-only” mode by entering the Annual Meeting at www.virtualshareholdermeeting.com/ATRA2026 and entering the information requested in the “Guest Login” section. Guests will not have the ability to vote or ask questions during the Annual Meeting.

What if I have technical difficulties or trouble accessing the virtual Annual Meeting?

If you encounter any difficulties accessing the virtual meeting or during the meeting time, please call the phone number posted on the date of the meeting at www.virtualshareholdermeeting.com/ATRA2026 for general technical questions.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. On this Record Date, there were 8,512,272 shares of common stock outstanding and entitled to vote. Each outstanding share of common stock shall entitle the holder thereof to one vote.

Stockholder of Record: Shares Registered in Your Name

If on the Record Date your shares were registered directly in your name with our transfer agent, Computershare Trust Company, N.A., then you are a stockholder of record for purposes of the Annual Meeting. As a stockholder of record, you may vote virtually at the Annual Meeting or vote by proxy. Whether or not you plan to attend the virtual Annual Meeting, we urge you to fill out and return a proxy card or vote by proxy over the telephone or on the internet as instructed below to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Nominee

If on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, bank or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice is being forwarded to you by that organization. The broker, bank or other nominee holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct the broker, bank or other nominee holding your account regarding how to vote the shares in your account. You are also invited to attend the virtual Annual Meeting and may vote during the meeting if you log in with the 16-digit control number provided on your proxy materials.

Can I ask questions during the virtual Annual Meeting?

If you are attending the virtual Annual Meeting and logged in as a stockholder, questions can be submitted by accessing the meeting center at www.virtualshareholdermeeting.com/ATRA2026 and entering your 16-digit control number. Instructions on how to participate in the Annual Meeting are available on the meeting website.

What am I voting on?

There are four matters scheduled for a vote:

•
Election of two directors named in this Proxy Statement to hold office until the 2029 Annual Meeting of Stockholders;
•
Advisory approval of the compensation of our named executive officers, as disclosed in this Proxy Statement in accordance with SEC rules;
•
Approval of the first amendment to our 2024 Equity Incentive Plan (the “2024 Plan”) to increase the number of shares of common stock reserved for issuance thereunder by 400,000; and
•
Ratification of selection by the Audit Committee of our Board of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

What if another matter is properly brought before the Annual Meeting?

We currently know of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the proxyholders named in the accompanying proxy to vote on those matters in accordance with their best judgment, including any continuation, postponement or adjournment of the Annual Meeting.

How do I vote?

You may either vote “For” all the nominees to the Board or you may “Withhold” your vote for any nominee you specify. For each of the other matters to be voted on, you may either vote “For” or “Against” or abstain from voting.

The procedures for voting are as follows:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote virtually during the Annual Meeting, vote by proxy over the telephone, vote by proxy through the internet or vote by proxy using a proxy card that you may request or that we may elect to deliver at a later time. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote during the virtual Annual Meeting even if you have already submitted a proxy.

•
To vote virtually during the Annual Meeting, enter the Annual Meeting using the 16-digit control number. Instructions on how to vote while participating in the Annual Meeting live via the Internet are posted at www.virtualshareholdermeeting.com/ATRA2026.
•
To vote over the telephone, dial toll-free 1-800-690-6903 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the Company number and control number from the Notice. Your telephone vote must be received by 11:59 p.m. Eastern time on June 8, 2026 to be counted.
•
To vote through the internet, go to www.proxyvote.com to complete an electronic proxy card. You will be asked to provide the Company number and control number from the Notice. Your internet vote must be received by 11:59 p.m. Eastern time on June 8, 2026 to be counted.
•
To vote by mail using the proxy card, simply complete, sign and date the proxy card that may be delivered and return it promptly in the envelope provided. If you return your signed proxy card before the Annual Meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares as you direct.

Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Nominee

If you are a beneficial owner of shares registered in the name of your broker, bank or other nominee, you should receive a Notice containing voting instructions from that broker, bank or other nominee rather than from Atara. Simply follow the voting instructions in the Notice to ensure that your vote is counted. Follow the instructions from your broker, bank or other nominee included with the proxy materials, or contact your broker, bank or other nominee to request a proxy form. You are also invited to attend the virtual Annual Meeting and may vote during the meeting if you log in with the 16-digit control number provided on your proxy materials.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you owned as of the Record Date.

What happens if I do not vote?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record and do not vote by completing your proxy card, by telephone, through the internet or during the virtual Annual Meeting, your shares will not be voted.

Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Nominee

If you are a beneficial owner and do not instruct your broker, bank, or other nominee how to vote your shares, the question of whether your broker, bank or other nominee will still be able to vote your shares depends on whether the particular proposal is deemed to be a “routine” matter under the rules of various securities exchanges. Brokers, banks and nominees can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the applicable rules, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation), and certain corporate governance proposals, even if supported by management. Accordingly, your nominee may not vote your shares on Proposals 1, 2 or 3 without your instructions, but may vote your shares on Proposal 4 even in the absence of your instruction.

What if I return a proxy card or otherwise vote but do not make specific choices?

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “For” the election of each of the nominees for director; “For” the advisory approval of named executive officer compensation; ”For” the first amendment to our 2024 Equity Incentive Plan to increase the number of shares of common stock reserved for issuance thereunder by 400,000; and “For” the ratification of selection by the Audit Committee of our Board of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026. If any other matter is properly presented at the Annual Meeting, your proxyholder will vote your shares using their best judgment.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks, and other similar organizations for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one Notice?

If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each of the Notices you receive to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Stockholder of Record: Shares Registered in Your Name

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

•
you may submit another properly completed proxy card with a later date;
•
you may grant a subsequent proxy by telephone or through the internet;
•
you may send a timely written notice that you are revoking your proxy to our Secretary at 1280 Rancho Conejo Boulevard, Thousand Oaks, California 91320 (such notice will be considered timely if it is received at the indicated address by close of business on the business day immediately preceding the date of the Annual Meeting); or
•
you may attend the Annual Meeting virtually and vote during the Annual Meeting by entering the 16-digit control number that appears on your Notice, proxy card or the instructions that accompanied your proxy materials. Instructions on how to vote while participating in the Annual Meeting live via the Internet are posted at www.virtualshareholdermeeting.com/ATRA2026.

Simply attending the Annual Meeting will not, by itself, revoke your proxy. Your most current proxy card or telephone or internet proxy is the one that is counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If your shares are held by your broker, bank or other similar organization as a nominee or agent, you should follow the instructions provided by your broker, bank, or other similar organization.

When are stockholder proposals due for next year’s annual meeting?

To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by December 28, 2026 to our Secretary at 1280 Rancho Conejo Boulevard, Thousand Oaks, CA 91320, and must comply with all applicable requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”); provided, however, that if our 2027 Annual Meeting of Stockholders is held before May 10, 2027 or after July 9, 2027, then the deadline is a reasonable amount of time prior to the date we print and mail the Notice for the 2027 Annual Meeting of Stockholders. If you wish to submit a proposal (including a director nomination) that is not to be included in next year’s proxy materials, the proposal must be received by our Secretary not later than the close of business on March 11, 2027 nor earlier than the close of business on February 9, 2027; provided, however, that if our 2027 Annual Meeting of Stockholders is held before May 10, 2027 or after July 9, 2027, then the proposal must be received no earlier than the close of business on the 120th day prior to such meeting and not later than the close of business on the later of the 90th day prior to such meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. You are also advised to review our bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

In order to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 10, 2027; provided, however, that if our 2027 Annual Meeting of Stockholders is held before May 10, 2027 or after July 9, 2027, then the notice must be received by the later of 60 days prior to the date of the annual meeting or the 10th day following the day on which public announcement of the date of such meeting is made.

What are broker non-votes and what is broker discretionary voting?

If you are a beneficial owner of shares held in a brokerage account and you do not instruct your broker, bank or other agent how to vote your shares, your broker, bank or other agent may still be able to vote your shares in its discretion. Under the rules of the New York Stock Exchange, which are also applicable to Nasdaq-listed companies, brokers, banks and other securities intermediaries that are subject to New York Stock Exchange rules may use their discretion to vote your “uninstructed” shares on matters considered to be “routine” under New York Stock Exchange rules but not with respect to “non-routine” matters. A broker non-vote occurs when a broker, bank or other agent has not received voting instructions from the beneficial owner of the shares and the broker, bank or other agent cannot vote the shares because the matter is considered “non-routine” under NYSE rules. The Company believes that Proposal 4 is the only “routine” matter to be presented at the Annual Meeting on which brokers will be permitted to vote shares on your behalf, even without voting instructions. If your broker votes these shares on your behalf, your shares will be counted as present for purposes of establishing a quorum at the Annual Meeting.

Other than Proposal 4, the Company believes that all proposals set forth in this Proxy Statement are considered “non-routine” matters and brokers will not be able to vote on behalf of their clients if no voting instructions have been furnished. A “broker non-vote” share will not affect the determination of whether the matter is approved. Please give your broker voting instructions on all proposals to ensure your shares are represented in the vote.

How many votes are needed to approve each proposal?

The following table summarizes the minimum vote needed to approve each proposal and the effect of abstentions and broker non-votes.

Proposal Number	Proposal Description	Vote Required for Approval	Effect of Abstentions	Effect of Broker Non-Votes
1	Election of directors	Plurality of the votes of shares present in person, present by remote communication, if applicable, or represented by proxy and entitled to vote on the matter	None	None
2	Advisory approval of the compensation of our named executive officers	“For” votes from the holders of a majority of shares present in person, present by remote communication, if applicable, or represented by proxy and entitled to vote on the matter	Against	None
3	Approval of the first amendment to our 2024 Equity Incentive Plan to increase the number of shares of common stock reserved for issuance thereunder by 400,000	“For” votes from the holders of a majority of shares present in person, present by remote communication, if applicable, or represented by proxy and entitled to vote on the matter	Against	None
4	Ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026	“For” votes from the holders of a majority of shares present in person, present by remote communication, if applicable, or represented by proxy and entitled to vote on the matter	Against	Not applicable; brokers have discretion to vote

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid Annual Meeting. A quorum will be present if stockholders holding at least a majority of the outstanding shares entitled to vote are present at the Annual Meeting in person by remote communication or represented by proxy. On the Record Date, there were 8,512,272 shares outstanding and entitled to vote. Thus, the holders of 4,256,137 shares must be present in person by remote communication or represented by proxy at the Annual Meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your nominee) or if you vote in person by remote communication at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of shares present at the Annual Meeting in person by remote communication or represented by proxy may adjourn the Annual Meeting to another date.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

PROPOSAL 1

ELECTION OF DIRECTORS

The Board is divided into three classes. Each class has a three-year term. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy in a class, including vacancies created by an increase in the number of directors, shall serve for the remainder of the full term of that class and until the director’s successor is duly elected and qualified.

The Board presently has seven members. There is one director in the class whose term of office expires in 2026. Carol Gallagher, Pharm.D., a current director whose term expires at the Annual Meeting will cease to be a director upon the expiration of her term at the conclusion of the Annual Meeting. In order to rebalance the Board classes upon the expiration of Dr. Gallagher’s term, Dr. Nguyen and Mr. Subramanian will stand for election at the Annual Meeting, each with a term to expire at the 2029 Annual Meeting of Stockholders. Immediately following the Annual Meeting, the size of the Board will be reduced to six. Dr. Nguyen was previously elected to the Board by our stockholders. Mr. Subramanian was appointed by the Board in 2025. Each of the nominees listed below is currently a member of our Board who has been recommended for reelection by the Nominating and Corporate Governance Committee and nominated for reelection by the Board. If elected at the Annual Meeting, each of these nominees would serve until the 2029 Annual Meeting of Stockholders and until his successor has been duly elected and qualified, or, if sooner, until the director’s death, resignation or removal. It is our policy to invite and encourage directors and nominees for director to attend the Annual Meeting. All of our then-serving directors other than Messrs. Mallik and Huang and Dr. Roncarolo attended our 2025 Annual Meeting of Stockholders.

Directors are elected by a plurality of the votes of the holders of shares present in person, present by remote communication, if applicable, or represented by proxy and entitled to vote on the election of directors. For the Annual Meeting, this means that the two nominees receiving the highest number of affirmative votes, even if less than a majority of the shares outstanding on the Record Date, will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the two nominees named below. If any nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee proposed by the Board. Each person nominated for election has agreed to serve if elected. We have no reason to believe that any nominee will be unable to serve. The following is a brief biography of each nominee and each director whose term will continue after the Annual Meeting.

Nominees for Election for a Three-Year Term Expiring at the 2029 Annual Meeting

AnhCo Nguyen, Ph.D., 53, has served as our President and Chief Executive Officer and a member of the Board since September 2024. Dr. Nguyen joined the Company in May 2021 as Senior Vice President, Chief Scientific Officer and assumed the role of Executive Vice President, Chief Scientific and Technical Officer in May 2023. Prior to joining the Company in May 2021, Dr. Nguyen held roles of increasing responsibility in research and development at Fate Therapeutics, Inc., most recently as its Vice President, Research and Development Innovation. Previously, from April 2018 to November 2019, Dr. Nguyen served as Senior Director, Oncology Research and Development at Pfizer. Dr. Nguyen received his undergraduate degree in biology from Harvard College and a Ph.D. in Immunology from Washington University in St. Louis. He was a Postdoctoral Associate at the Center for Cancer Research at the Massachusetts Institute of Technology. We believe that Dr. Nguyen is qualified to serve on our Board due to his role as our President and Chief Executive Officer, his deep industry knowledge and experience leading research efforts in the field.

Nachi Subramanian, 42, has served as a member of the Board since May 2025. Mr. Subramanian was appointed to the Board in connection with the purchase of shares of the Company’s common stock and pre-funded warrants by Redmile Group in May 2025. Mr. Subramanian is a Managing Director at Redmile Group, a healthcare-focused investment firm based in San Francisco and New York. He joined the firm in December 2021. Prior to Redmile, Nachi spent fourteen years at J.P. Morgan, where he held senior roles across the Private Markets and Global Cash Equities businesses. He began his career in Institutional Equities at Bear Stearns. Nachi holds a B.A. in Political Science and Economics from the University of California, Irvine. We believe that Mr. Subramanian is qualified to serve on our Board due to his extensive experience in finance, his leadership and business experience.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE IN FAVOR OF EACH NAMED NOMINEE.

Directors Continuing in Office Until the 2027 Annual Meeting

William K. Heiden, 66, has served as a member of the Board since November 2015. Mr. Heiden served as the President and Chief Executive Officer, and as a member of the board of directors, of AMAG Pharmaceuticals, Inc. (acquired by Covis Pharma GmbH), a pharmaceutical company, from May 2012 until April 2020. Prior to joining AMAG, Mr. Heiden served as President and Chief Executive Officer of GTC Biotherapeutics, Inc. (now part of LFB, S.A.), a biotherapeutics company, from June 2010 to May 2012. From September 2004 until December 2008, Mr. Heiden served as President and Chief Executive Officer of Elixir Pharmaceuticals, Inc., (“Elixir”) a biopharmaceutical company. Prior to joining Elixir, Mr. Heiden served as President and Chief Operating Officer of Praecis Pharmaceuticals Incorporated (which was acquired by GlaxoSmithKline), from 2002 to 2004. From 1987 to 2002, Mr. Heiden progressed through various positions of increasing responsibility at Schering-Plough Corporation (which was acquired by Merck & Co.), including managing a number of businesses in the United States, Europe and Canada. Mr. Heiden has served on the board of directors of Macrogenics, Inc. since May 2022. Mr. Heiden holds an M.B.A. from Cornell University’s Johnson Graduate School of Management, a M.I.M. degree from the University of Louvain, and a B.A. degree from the University of Florida. We believe that Mr. Heiden is qualified to serve on our Board due to his extensive experience as a pharmaceutical and biotechnology executive.

James Huang, 60, has served as a member of the Board since May 2025. Mr. Huang was appointed to the Board in connection with the purchase of shares of the Company’s common stock and pre-funded warrants by Panacea Capital (formerly Panacea Venture) in May 2025. Mr. Huang has over 37 years of biotech experience and has served as the Founder and Managing Partner of Panacea Capital since 2018. Prior to Panacea Capital, Mr. Huang was a Managing Partner at Kleiner Perkins (KPCB) China where he focused on the firm’s life sciences practice, and a managing partner at Vivo Ventures where he led numerous investments in China. He was also the president of Anesiva, a biopharmaceutical company focused on pain-management treatments. Earlier in his career, he held senior roles in business development, sales, marketing, and R&D with Tularik Inc. (acquired by Amgen), GlaxoSmithKline LLC, Bristol-Myers Squibb and ALZA Corp. (acquired by Johnson & Johnson). In addition to our Board, Mr. Huang also serves as a director on the board of directors of Kindstar Globalgene Technology Inc., which he joined in January 2012, Connect Biopharma Holdings Limited, which he joined in February 2024, Lee’s Pharmaceutical Holdings Limited, which he joined in July 2024, and CASI Pharmaceuticals, Inc., which he joined in September 2025. Mr. Huang also serves as a director of several private companies. He received an M.B.A. from the Stanford Graduate School of Business and a B.S. degree in chemical engineering from the University of California, Berkeley. We believe that Mr. Huang is qualified to serve on our Board due to his extensive experience in private equity, the biotechnology industry, his leadership and business experience.

Directors Continuing in Office Until the 2028 Annual Meeting

Matthew K. Fust, 61, has served as a member of the Board since March 2014. Mr. Fust is a board member and advisor to life sciences companies. Mr. Fust has served on the board of directors of Crinetics Pharmaceuticals, Inc. since February 2018, Ultragenyx Pharmaceutical, Inc. since January 2014, and Neumora Therapeutics, Inc. since December 2020. Mr. Fust was previously Executive Vice President and Chief Financial Officer of Onyx Pharmaceuticals, Inc., a biopharmaceutical company, from January 2009 through its acquisition by Amgen in October 2013. Mr. Fust continued as an employee of Amgen until January 2014. From May 2003 to December 2008, Mr. Fust served as Chief Financial Officer at Jazz Pharmaceuticals, Inc., a specialty pharmaceutical company. From 2002 to 2003, Mr. Fust served as Chief Financial Officer at Perlegen Sciences, a biopharmaceutical company. Previously, he was Senior Vice President and Chief Financial Officer at ALZA Corporation, a pharmaceutical company, where he was an executive from 1996 until 2002. From 1991 until 1996, Mr. Fust was a manager in the healthcare strategy practice at Andersen Consulting. Mr. Fust holds a B.A. from the University of Minnesota and an M.B.A. from the Stanford Graduate School of Business. We believe that Mr. Fust is qualified to serve on our Board due to his extensive experience as a chief financial officer in the life sciences industry, his leadership and management experience, and his service as a director of other biopharmaceutical companies.

Gregory A. Ciongoli, 50, has served as a member of the Board since September 2024. Mr. Ciongoli was appointed to the Board in connection with the purchase of shares of the Company’s common stock and pre-funded warrants by Adiumentum Capital Management in September 2024. Mr. Ciongoli is the Founder and Managing Partner of Adiumentum Capital Management, a Boston-based investment firm. Prior to Adiumentum, he was a Partner at the Baupost Group from 2007 to 2024, where he worked on a broad range of public and private equity investments. Mr. Ciongoli has served on the board of directors of Zymeworks, Inc. since August 2025. Mr. Ciongoli is Chair of the Advisory Board for the James Madison Institute of American Ideals and Institutions at Princeton University, and he is actively involved in a number of local not-for-profit organizations. Mr. Ciongoli graduated from Princeton University with an A.B. and received his M.B.A. from Harvard Business School. We believe that Mr. Ciongoli is qualified to serve on our Board due to his extensive experience in private equity, his leadership and business experience.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Independence of the Board of Directors

Generally, under the listing requirements and rules of The Nasdaq Stock Market (“Nasdaq”), independent directors must comprise a majority of a listed company’s board of directors. The Board has undertaken a review of its composition, the composition of its committees and the independence of each director. The Board has determined that, other than Dr. Nguyen, none of our directors has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each is “independent” as that term is defined under the listing requirements and rules of Nasdaq. Accordingly, a majority of the members of the Board is independent, as required under applicable Nasdaq rules. In making this determination, the Board considered the current and prior relationships that each non-employee director has with the Company and all other facts and circumstances the Board deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director.

Board Leadership Structure

Mr. Ciongoli, an independent director, was appointed as chair of the Board in September 2025 when Dr. Pascal Touchon voluntarily resigned from the Board. Dr. Gallagher, an independent director, served as lead independent director of the Board until September 2025 when Mr. Ciongoli was appointed as chair of the Board. Accordingly, the positions of chair and Chief Executive Officer are currently separated. Separating these positions allows our Chief Executive Officer to focus on our day-to-day business, while allowing our chair to lead our Board in its fundamental role of providing advice to, and oversight of, other members of management. Our Board recognizes the time, effort and energy that the Chief Executive Officer must devote to his position in the current business environment, as well as the commitment required to serve as our chair. Although our bylaws and Corporate Governance Guidelines do not require that we separate the chair and Chief Executive Officer positions, our Board believes that having separate positions is the appropriate leadership structure for us at this time. Our Board recognizes that, depending on the circumstances, other leadership models, such as combining the role of chair with the role of Chief Executive Officer, might be appropriate. Accordingly, our Board may periodically review its leadership structure. Our Corporate Governance Guidelines provide that in the event that the chair is not an independent director, our Board may designate one of the independent directors to serve as lead independent director. We believe that separation of the positions of the chair of the Board and Chief Executive Officer at this time, and the designation of a lead independent director when the chair of the Board is not an independent director, reinforces the independence of the Board in its oversight of the business and affairs of the Company.

Role of the Board in Risk Oversight

One of the Board’s key functions is informed oversight of our risk management process. The Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board as a whole, as well as through various Board standing committees that address risks inherent in their respective areas of oversight. In particular, the Board is responsible for monitoring and assessing strategic risk exposure, including a determination of the nature and level of risk appropriate for the Company. The Audit Committee has the responsibility to consider and discuss our major financial and cybersecurity risk exposures, insurance coverage, and the steps management has taken to monitor and control these exposures, including guidelines and policies designed to mitigate risks identified. The Audit Committee also monitors compliance with legal and regulatory requirements, in addition to oversight of the performance of our internal audit function. The Nominating and Corporate Governance Committee monitors the effectiveness of our corporate governance guidelines, including whether they are successful in preventing illegal or improper liability-creating conduct. The Nominating and Corporate Governance Committee also has oversight of the Company’s practices with respect to enterprise risk assessment and risk management, while management is responsible for day-to-day risk management processes. The Human Capital Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking. It is the responsibility of the committee chairs to report findings regarding material risk exposures to the Board as quickly as possible. The Board has delegated to the chair of the Board the responsibility of coordinating between the Board and management with regard to the determination and implementation of responses to any problematic risk management issues.

Meetings of the Board of Directors

The Board met 28 times during 2025. Each Board member, except for Mr. Huang, attended 75% or more of the aggregate number of meetings of the Board and of the committees on which they served during the portion of the last fiscal year for which they were a director or committee member. Mr. Huang was appointed to the Board in May 2025 and to the Human Capital Committee in September 2025. Mr. Huang's attendance rate reflected scheduling conflicts during his initial transition onto the Board. In 2025, our non-employee directors met 22 times in regularly scheduled executive sessions at which only non-employee directors were present.

Information Regarding Committees of the Board of Directors

The Board had four standing committees: an Audit Committee, a Human Capital Committee, a Nominating and Corporate Governance Committee, and a Research and Development Committee. In September 2025, the Board reconsidered the committee composition and dissolved the Research and Development Committee. The following table provides membership and meeting information for each of the Board committees in 2025:

Name	Audit	Human Capital	Nominating and Corporate Governance	Research and Development(1)
AnhCo Nguyen, Ph.D.
Pascal Touchon, D.V.M.(2)				X*
Matthew K. Fust	X*
Carol Gallagher, Pharm.D.(3)	X
William K. Heiden	X	X*
Gregory A. Ciongoli (4)			X(5)
James Huang(6)		X(7)
Nachi Subramanian(8)			X*(9)
Ameet Mallik(10)		X	X*
Maria Grazia Roncarolo, M.D.(11)			X	X
Total meetings in 2025	4	4	3	0

* Committee Chair.

(1) The Research and Development Committee was dissolved in September 2025.

(2) Dr. Touchon resigned from the Board in September 2025.

(3) Dr. Gallagher served as lead independent director until the appointment of Mr. Ciongoli as chair of the Board in September 2025. Dr. Gallagher’s term expires at the Annual Meeting and she will cease to be a director upon the expiration of her term at the conclusion of the Annual Meeting.

(4) Mr. Ciongoli was appointed as chair of the Board in September 2025.

(5) Mr. Ciongoli was appointed to the Nominating and Corporate Governance Committee in September 2025.

(6) Mr. Huang was appointed to the Board in May 2025.

(7) Mr. Huang was appointed to the Human Capital Committee in September 2025.

(8) Mr. Subramanian was appointed to the Board in May 2025.

(9) Mr. Subramanian was appointed as chair of the Nominating and Corporate Governance Committee in September 2025.

(10) Mr. Mallik resigned from the Board in September 2025.

(11) Dr. Roncarolo resigned from the Board in September 2025.

Audit Committee

The Board has determined that each member of the Audit Committee is independent under Nasdaq listing standards and Rule 10A-3(b)(1) promulgated under the Exchange Act. The Board has also determined that Mr. Fust is an “audit committee financial expert” within the meaning of SEC regulations. Each member of the Audit Committee has the requisite financial expertise required under the applicable requirements of Nasdaq. In arriving at this determination, the Board examined each Audit Committee member’s scope of experience and the nature of their employment in the corporate finance sector. The primary functions of this committee include, among others:

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reviewing and pre-approving the engagement of our independent registered public accounting firm to perform audit services and any permissible non-audit services;
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evaluating the performance of our independent registered public accounting firm and deciding whether to retain its services;
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monitoring the rotation of partners on the engagement team of our independent registered public accounting firm;
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reviewing our annual and quarterly financial statements and reports and discussing the statements and reports with our independent registered public accounting firm and management, including a review of disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”, and conferring with our independent registered public accounting firm and management regarding the scope, adequacy and effectiveness of internal control over financial reporting;
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considering and approving or disapproving of related party transactions;

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reviewing, with our independent registered public accounting firm and management, significant issues that may arise regarding accounting principles and financial statement presentation, as well as matters concerning the scope, adequacy and effectiveness of our financial controls;
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assessing our financial risk assessment and management of those risks;
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oversight of cyber risk management and the integrity of our information technology systems, processes and data, and our incident response plans and contingency plans;
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reviewing and assessing our director’s and officer’s indemnification and insurance;
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preparing the report required by the rules of the SEC to be included in our annual proxy statement or annual report;
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reviewing our compliance with legal or regulatory requirements;
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establishing procedures for the receipt, retention and treatment of complaints received by us regarding financial controls, accounting or auditing matters; and
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reviewing and evaluating, at least annually, the performance of the Audit Committee and the adequacy of its charter.

The Audit Committee met four times during 2025. The Audit Committee is briefed regularly on cybersecurity matters, such as our cybersecurity defense measures, current trends and cybersecurity incidents, including our responses to such incidents, if appropriate, and updates to our continuous and comprehensive employee cybersecurity training programs.

The Audit Committee has authority to engage legal counsel or other experts or consultants, as it deems appropriate to carry out its responsibilities. The Board has adopted a written Audit Committee charter that is available to stockholders on our website at http://investors.atarabio.com/governance.

Report of the Audit Committee of the Board of Directors1

The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2025 with our management. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the Audit Committee has recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

Matthew K. Fust

Carol Gallagher

William K. Heiden

1.
The material in this report is not “soliciting material,” is being furnished and shall not be deemed “filed” with the Commission, and is not to be incorporated by reference in any filing of Atara under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Human Capital Committee

The Board has determined that each member of the Human Capital Committee is independent under Nasdaq listing standards and Rule 10c-1 promulgated under the Exchange Act, and a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act. The primary functions of this committee include, among others:

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determining the compensation and other terms of employment of our Chief Executive Officer and other executive officers and reviewing and approving corporate performance goals and objectives relevant to such compensation;
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determining the compensation of our non-employee directors;
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evaluating, adopting and administering our equity incentive plans, compensation plans and similar programs, as well as reviewing the results of any advisory stockholder votes on executive compensation and recommending to the Board the adoption, modification or termination of our plans and programs in light of such votes;
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establishing policies with respect to equity compensation arrangements;
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reviewing and assessing the elements of our compensation program as they relate to enterprise risk and the management of any such risks;

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assessing the independence of each compensation consultant, legal counsel and other advisor to the Human Capital Committee, in accordance with and to the extent required by applicable law and Nasdaq;
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reviewing with management any required disclosures under the caption “Compensation Discussion and Analysis” and recommending to the Board its inclusion in our periodic reports to be filed with the SEC;
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developing, implementing, and periodically reviewing with management, our Incentive Compensation Recoupment Policy (“Clawback Policy”) and Stock Ownership Guidelines for the Company’s directors and executive officers, and monitor compliance with such guidelines;
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periodically reviewing with the Chief Executive Officer the plans for succession for the Company’s executive officers;
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reviewing and designing policies and strategies relating to talent management and development, talent acquisition, culture, and employee engagement;
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preparing the report on executive compensation to be included in the Company’s annual proxy statement;
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reviewing and recommending to the Board the annual corporate goals of the Company for approval by the Board and assessing the achievement of the Company’s such corporate goals annually and report to the Board on such assessment, for approval by the Board;
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reviewing and discussing with management the Company policies and training and developing programs designed to support the long-term goals of the Company, including but not limited to goals relating to employee health, safety and well-being; environmental, social, and governance; and diversity and inclusion; and
•
reviewing and evaluating, at least annually, the performance of the Human Capital Committee and the adequacy of its charter.

The Human Capital Committee has authority to engage legal counsel or other experts or consultants, as it deems appropriate to carry out its responsibilities. The Board has adopted a written Human Capital Committee charter that is available to stockholders on our website at http://investors.atarabio.com/governance.

Human Capital Committee Processes and Procedures

The Human Capital Committee met four times during 2025. The agenda for each meeting is usually developed by our Chief Executive Officer, Chief People Officer, and Head of Legal in consultation with the Chair of the Human Capital Committee and our outside compensation consultants, if applicable. The Human Capital Committee meets regularly in executive session. However, from time to time, various members of management and other employees, as well as outside advisors or consultants, may be invited by the Human Capital Committee to make presentations, to provide financial or other background information or advice or to otherwise participate in Human Capital Committee meetings. The Chief Executive Officer does not and will not participate in, or be present during, any deliberations or determinations of the Human Capital Committee regarding their compensation. The charter of the Human Capital Committee grants the Human Capital Committee full access to all of our books, records, facilities and personnel. In addition, under the charter, the Human Capital Committee has authority to engage legal counsel or other experts or consultants, as it deems appropriate to carry out its responsibilities. The Human Capital Committee has the authority to retain compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms. Under the charter, the Human Capital Committee may select, or receive advice from, a compensation consultant, legal counsel or other advisor to the Human Capital Committee (other than in-house legal counsel and certain other types of advisors), only after assessing their independence in accordance with, and to the extent required by, applicable law and the listing requirements of Nasdaq; however, there is no requirement that any advisor be independent.

During 2025, the Human Capital Committee engaged Pearl Meyer & Partners, LLC (“Pearl Meyer”) as its independent compensation consultant. After considering all of the factors required by applicable Nasdaq rules, the Human Capital Committee was satisfied with Pearl Meyer’s independence and requested that its independent compensation consultants evaluate and help us refine our employee and non-employee director compensation strategies and practices. As part of its engagement, Pearl Meyer was requested by the Human Capital Committee to advise on compensation related topics including an annual merit increase to the employees, retention bonus strategy and executive compensation. Following a dialogue with Pearl Meyer, the Human Capital Committee considered the recommendations and approved the recommendations subject to certain modifications deemed appropriate by the Human Capital Committee. With respect to the executive officers, the Chief Executive Officer in consultation with Pearl Meyer developed recommendations that were presented to the Human Capital Committee for its consideration. Following discussion with the Chief Executive Officer and with Pearl Meyer, the Human Capital Committee considered the recommendations and approved the recommendations subject to certain modifications deemed appropriate by the Human Capital Committee.

Historically, the Human Capital Committee has made most of the significant adjustments to annual compensation and determined bonus and equity awards at one or more meetings held during the first quarter of the year. The Human Capital Committee also considers matters related to individual compensation, such as compensation for new executive hires, as well as high-level strategic issues, such as the efficacy of our compensation strategy, potential modifications to that strategy, risks created by that strategy and new trends, retention concerns and plans or approaches to compensation, at various meetings throughout the year. For executives other than the Chief Executive Officer, the Human Capital Committee solicits and considers evaluations and recommendations submitted to the Committee by the Chief Executive Officer. In the case of the Chief Executive Officer, the evaluation of his performance is conducted by the Human Capital Committee with feedback from the Board as well as the executives, which determines any adjustments to Chief Executive Officer’s compensation as well as awards to be granted. For all executives and directors as part of its deliberations, the Human Capital Committee may review and consider, as appropriate, materials that it deems relevant. These materials may include financial reports and projections, operational data, tax and accounting information, tally sheets that set forth the total compensation that may become payable to executives in various hypothetical scenarios, executive and director stock ownership information, company stock performance data, analyses of historical executive compensation levels and current compensation levels across our Company and recommendations of the Human Capital Committee’s compensation consultant, including advice and recommendations by Pearl Meyer and agreed upon by the Human Capital Committee).

Human Capital Committee Interlocks and Insider Participation

None of the members of the Human Capital Committee is currently or has been at any time one of our officers or employees. None of our executive officers currently serves, or has served during the last year, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Board or the Human Capital Committee.

Nominating and Corporate Governance Committee

The Board has determined that each member of the Nominating and Corporate Governance Committee is independent under the Nasdaq listing standards. The primary functions of this committee include:

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periodically reviewing and evaluating director performance on the Board and its committees, and recommending to the Board and management areas for improvement;
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interviewing, evaluating, nominating and recommending individuals for membership on the Board and its committees;
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developing and recommending to the Board an orientation program and continuing education for all directors, as appropriate;
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reviewing periodically with the Company’s VP, Head of Legal, or appropriate delegates, the Company’s compliance with legal and regulatory requirements;
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reviewing and assessing the Company’s practices with respect to enterprise risk assessment and enterprise risk management;
•
reviewing and recommending to the Board any amendments to our corporate governance policies; and
•
reviewing and assessing, at least annually, the performance of the Nominating and Corporate Governance Committee and the adequacy of its charter.

The Nominating and Corporate Governance Committee met three times during 2025. The Nominating and Corporate Governance Committee has authority to engage advisors or consultants (including legal counsel and search firms), as it deems appropriate to carry out its responsibilities. The Board has adopted a written Nominating and Corporate Governance Committee charter that is available to stockholders on our website at http://investors.atarabio.com/governance.

The Nominating and Corporate Governance Committee believes that candidates for director should have certain minimum qualifications, including the ability to read and understand basic financial statements, being over 21 years of age and having the highest personal integrity and ethics. In evaluating director nominee candidates, the Nominating and Corporate Governance Committee typically also considers factors such as: possessing relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to our affairs, demonstrated excellence in their field, having the ability to exercise sound business judgment and having the commitment to rigorously represent the long-term interests of our stockholders and other factors deemed appropriate given then-current needs of the Board and Atara, to maintain a balance of knowledge, experience and capability. However, the Nominating and Corporate Governance Committee retains the right to modify the above qualifications from time to time.

The Board believes that diversity of viewpoints, background, experience, and other characteristics, such as race, gender, ethnicity, sexual orientation, culture and nationality, are an important part of its makeup, and the Nominating and Corporate Governance Committee and the Board actively seek these characteristics in identifying director candidates.

Candidates for director nominees are reviewed in the context of the current composition of the Board, our operating requirements, Nasdaq listing standards, applicable law and regulations and the long-term interests of stockholders. The Nominating and Corporate Governance Committee also determines whether a nominee is independent for Nasdaq purposes based upon Nasdaq listing standards, SEC rules and regulations and the advice of counsel, if necessary. The Nominating and Corporate Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of potential director candidates. The Nominating and Corporate Governance Committee meets to discuss and consider the candidates’ qualifications and ultimately recommend director nominees to the Board.

In the case of incumbent directors whose terms of office are set to expire, the Nominating and Corporate Governance Committee reviews these directors’ overall service to Atara during their terms, including the number of meetings attended, level of participation, quality of performance and any other relationships and transactions that might impair the directors’ independence.

The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders. The Nominating and Corporate Governance Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether or not the candidate was recommended by a stockholder. Stockholders who wish to recommend individuals for consideration by the Nominating and Corporate Governance Committee to become nominees for election to the Board may do so by delivering a written recommendation to the Nominating and Corporate Governance Committee at the following address: 1280 Rancho Conejo Boulevard, Thousand Oaks, CA 91320 not less than six months prior to any meeting at which directors are to be elected. Submissions must include the full name of the proposed nominee, a description of the proposed nominee’s business experience for at least the previous five years, complete biographical information, a description of the proposed nominee’s qualifications as a director and a representation that the nominating stockholder is a beneficial or record holder of our common stock and has been a holder for at least one year. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected.

Research and Development Committee

The Research and Development Committee provided advice and support to the Company in relation to the Company’s research and development activities and strategy. The primary function of this committee was to confer with the Chief Executive Officer and the Company’s research and development leadership team regarding:

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the Company’s research and development activities and strategy;
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significant emerging regulatory, research, scientific, and medical trends and developments relevant to the Company’s research and development activities and strategy, including their potential impact on the Company’s programs or plans;
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infrastructure and resources made available by the Company for its research and development activities and clinical trial programs; and
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research and development, scientific, medical and intellectual property aspects of any proposed material transactions such as significant investments, acquisitions and licenses.

The Research and Development Committee was dissolved in September 2025 in connection with the re-composition of the Board and its committees to align with the Company’s operations.

Ad Hoc Transactions Committee

The ad hoc Transactions Committee meets as needed to review and advise the Company in relation to key corporate transactions, including potential collaborations and licensing arrangements. The primary function of this ad hoc committee is to confer on such matters with the Chief Executive Officer and the Company’s corporate development, finance and legal leadership teams. The members of the ad hoc Transactions Committee are Dr. Gallagher, and Messrs. Fust and Heiden, each of whom have significant expertise in structuring, evaluating and advising on biotechnology collaboration and licensing transactions.

Summary of Current Director Core Experiences, Skills and Board Tenure

Our Board members are a diverse group of highly qualified leaders in their respective fields. Most of our directors have senior leadership experience at large public and private companies and have significant and diverse management experience (including strategic, planning, financial reporting, compliance, risk management, leadership development, scientific and healthcare industry expertise). The Board believes the skills, qualities, attributes, experience and diversity of our directors provide us with a range of perspectives to effectively represent the best interests of our stockholders. The chart below summarizes our directors’ strengths.

Experience / Skills*	Nguyen	Ciongoli	Fust	Gallagher[1]	Heiden	Huang	Subramanian
Healthcare Industry, Providers and Payers			✓	✓	✓	✓
Research and Development	✓			✓		✓
Regulatory / Compliance	✓		✓	✓		✓
Public Company Governance		✓	✓	✓	✓	✓	✓
Financial / Accounting		✓	✓	✓	✓	✓	✓
Executive Leadership	✓	✓	✓	✓	✓	✓	✓
M&A / Transactions	✓	✓	✓	✓	✓	✓	✓
Board Tenure (Year Joined)	2024	2024	2014	2013	2015	2025	2025

*The lack of a mark for a particular item does not mean the director does not possess the specific qualification, characteristic, skill or experience. Each of our directors has experience and/or skills in the enumerated areas, the mark is intended to indicate the director has a particular strength in such area.

(1) Dr. Gallagher’s term expires at the Annual Meeting and she will cease to be a director upon the expiration of her term at the conclusion of the Annual Meeting.

Board Diversity

Our Board is comprised of several individuals who self-identify as women or are from underrepresented communities. Our Board is committed to continuously align the composition of the Board and its leadership structure with our long-term strategic needs. The Nominating and Corporate Governance Committee identifies, evaluates, and makes recommendations to the Board. The Nominating and Corporate Governance Committee considers current Board skills, background, diversity, independence, experience, tenure, and anticipated retirements to identify gaps that may need to be filled on the Board. We recognize there is always more that can be done to promote diversity and inclusion and we actively seek ways to embrace diversity, inclusion, and equitable representation at all levels of our organization.

Board Diversity Matrix

Total Number of Directors	7
Part I: Gender Identity	Female	Male
Directors*	1	5
Part II: Demographic Background
Asian	0	3
White	1	3

LGBTQ+	0	1
*One director declined to respond

Stockholder Communications with the Board

The Board has adopted a formal process by which stockholders may communicate with the Board or any of its directors. This information is available on our website at http://investors.atarabio.com/governance. Any interested person may also communicate directly with the chair of the Board or the independent or non-employee directors. Persons interested in communicating directly with the independent or non-employee directors regarding their concerns or issues are referred to the procedures for such communications on our website at http://investors.atarabio.com/governance/contact-board.

Code of Conduct

The Board has adopted a code of conduct that applies to all of our corporate employees, officers and directors, including those officers and employees responsible for financial reporting. Our code of conduct is available on our website at https://investors.atarabio.com/governance/governance-documents. We intend to disclose any amendments to this policy, or any waivers of its requirements, on our website or in public filings to the extent required by applicable SEC rules or exchange requirements.

Corporate Governance Guidelines

The Board has adopted Corporate Governance Guidelines to assure that the Board will have the necessary authority and practices in place to review and evaluate our business operations as needed and to make decisions that are independent of our management. The guidelines are also intended to align the interests of directors and management with those of our stockholders. The Corporate Governance Guidelines set forth the practices the Board intends to follow with respect to board composition and selection, board meetings and involvement of senior management, Chief Executive Officer performance evaluation and succession planning, conflicts of interest, and board committees and compensation. The Corporate Governance Guidelines also formalize the Board’s belief that a diversity of viewpoints, background, experience and other characteristics, such as race, gender, ethnicity, sexual orientation, culture and nationality, are an important part of its makeup, and that it actively seeks these characteristics in identifying director candidates.

Our Corporate Governance Guidelines are available on our website at https://investors.atarabio.com/governance/governance-documents.

Compliance Program

Our Compliance Program is designed to promote ethical business conduct and compliance with applicable laws and regulations. Key components of our compliance program include policies and procedures, compliance training and educational opportunities, maintaining avenues for staff to raise concerns without fear of retaliation, including anonymously through a business conduct hotline, and responding appropriately to compliance-related events.

Stock Ownership Guidelines

Our Stock Ownership Guidelines for our directors and named executive officers further align their financial interests with those of our stockholders, as well as promote sound corporate governance. For a detailed description of our Stock Ownership Guidelines see “Other Compensation Policies and Guidelines – Stock Ownership Guidelines” below.

Insider Trading Policy (including Anti-Hedging and Anti-Pledging)

Our Insider Trading Policy prohibits all employees (including executive officers) and directors from engaging in short sales, transactions in put or call options, hedging transactions or similar inherently speculative transactions with respect to our stock at any time. For a detailed description of our Insider Trading Policy see “Other Compensation Policies and Guidelines – Insider Trading Policy (including Anti-Hedging and Anti-Pledging)” below.

Clawback Policy

For a detailed description of our Clawback Policy see “Other Compensation Policies and Guidelines – Clawback Policy” below.

Environmental, Social, and Governance

Our mission is to transform the lives of patients with serious diseases through pioneering science, teamwork and a commitment to excellence.

We are committed to building a safe, environmentally sustainable and ethical business that provides long-term value for all Atara stakeholders.

As part of this commitment, we support Environmental, Social and Governance (“ESG”) initiatives aligned to our mission, culture and core values. These values provide the foundation for us to demonstrate our dedication to patients, staff, our environment and local communities. Our Board oversees the ESG initiatives and associated risks relevant to the Company.

Governance

We are committed to good corporate governance and conducting our business in an ethical manner. We have adopted numerous policies and guidelines to facilitate legal and ethical conduct and to further align the interests of our employees and directors with our stockholders and other key stakeholders, including the patients we serve. For a detailed description of several of these policies and guidelines, see “Information Regarding the Board of Directors and Corporate Governance” above.

Transparency, Respect, Accountability, Integrity, and Trust (“TRAIT”) Values

We have formalized a set of company values to guide us in how we conduct our business, interact with colleagues and execute our corporate strategy.

Environmental Sustainability

We are committed to operating our facilities in an environmentally responsible way to reduce environmental impacts and protect our people, our business, the environment and the communities where we operate. In light of the potential impact our business may have on the environment, we have set goals and adopted a number of internal policies and management systems designed to eliminate, reduce, or substitute hazardous materials and waste and reduce water and energy consumption. For example, we constructed our Atara Research Center in Thousand Oaks, California with provisions made to comply with Title 24 requirements, including exterior wall insulation, LED lighting with energy reducing controls system, low flow restroom fixtures, drought tolerant landscaping design, waste stream segregation for landfill and recyclables, and elimination of chlorofluorocarbons and other harmful chemicals during construction.

Community

We are committed to fostering the growth of the next generation of leaders through our involvement in our communities. Through active engagement with local schools, we discuss careers in Science, Technology, Engineering, & Mathematics.

We also collaborate with other biotech companies and our local community through Biocom California, the Healthcare Businesswoman’s Association, and the Conejo Valley Chamber of Commerce, amongst others. We look forward to continuing our community involvement to advance innovation and diversity in our industry.

Staff Engagement

We are dedicated to providing an inclusive, safe, and collaborative environment for all staff. Staff engagement and feedback is an integral part of helping us create and maintain an inclusive, safe and collaborative environment for our staff.

Cybersecurity and Data Security

We have established policies and processes designed to assess, identify, and manage material risk from cybersecurity threats, and have integrated these processes into our overall risk management systems and processes. We routinely assess material risks from cybersecurity threats, including any potential unauthorized occurrence on or conducted through our information systems that may result in adverse effects on the confidentiality, integrity, or availability of our information systems or any information residing therein. We monitor our environments to identify cybersecurity threats, as well as assess our environments in the event of a material change in our business practices that may affect information systems that are vulnerable to such cybersecurity threats. These risk assessments include identification of reasonably foreseeable internal and external risks, the likelihood and potential damage that could result from such risks, and the sufficiency of existing policies, procedures, systems, and safeguards in place to manage such risks.

Following our monitoring, we adjust, implement and maintain reasonable safeguards to minimize identified risks; reasonably address any identified gaps in existing safeguards; and regularly monitor the effectiveness of our safeguards. Primary responsibility for assessing, monitoring and managing our cybersecurity risks rests with our executive leadership team, who reports to our Chief Executive Officer, to manage any identified risks and mitigation process. As part of our overall cyber security framework, we monitor and test our safeguards and train our employees on these safeguards, in collaboration with our information technology department and management. Personnel at all levels and departments are made aware of our cybersecurity policies through ongoing training.

We engage third-party vendors in connection with our cybersecurity risk monitoring and processes. These service providers assist in our design and implementation of our cybersecurity policies and procedures, as well as to monitor and test our safeguards. We require each third-party service provider to certify that it has the ability to implement and maintain appropriate security measures, consistent with all applicable laws, to implement and maintain reasonable security measures in connection with their work with us, and to promptly report any suspected breach of its security measures that may affect our company.

We also maintain insurance coverage that is intended to address certain aspects of cybersecurity risks.

Notwithstanding any of these measures, our systems and networks remain potentially vulnerable to known or unknown cybersecurity attacks and other threats, any of which could have a material adverse effect on our consolidated results of operations, financial condition and cash flows. We have experienced, and will continue to experience, cyber incidents in the normal course of our business. As of the date of this report, we have not identified any risks from cybersecurity threats, including those from any previous cybersecurity incidents, that have materially affected us, our business strategy, results of operation or financial condition. However, there can be no assurances that a cybersecurity threat or incident that could have a material impact on us will not occur in the future.

The Audit Committee of the Board of Directors is responsible for the primary oversight of our information security programs, including relating to cybersecurity. The Audit Committee receives status updates on at least a semi-annual basis from our executive leadership team on, among other things, our cyber risks and threats, the status of projects to strengthen our information security systems, assessments of our security program, and our views of the emerging threat landscape. The Chair of the Audit Committee regularly reports to the Board on cybersecurity risks and other matters reviewed by the Audit Committee. In addition, all Board members have access to the materials for each Audit Committee meeting.

Our executive leadership team is responsible for the oversight of our cybersecurity risks. We have implemented a security incident response plan and use this incident response framework as part of the process we employ to keep the Audit Committee and our executive management informed about cybersecurity risks and to monitor the prevention, detection, mitigation and remediation of cybersecurity incidents. The plan is a set of procedures and tasks that our incident response team, under the direction of the executive leadership team, executes with the goal of ensuring timely identification and appropriate resolution of cybersecurity incidents. In addition, we validate compliance with our internal data security controls through the use of security monitoring tools.

Supplier Code of Conduct

We are committed to maintaining the highest standards of legal and ethical conduct and to reflect our TRAIT values. We expect our suppliers to demonstrate a similar commitment to legal and ethical business practices. Our Supplier Code of Conduct conveys our minimum expectations for our suppliers, and their respective subcontracts and suppliers, to: (i) operate in full compliance with all laws, rules, and regulations; (ii) conduct business ethically and act with integrity; (iii) uphold the human rights of workers and to treat workers with dignity and respect; (iv) provide a safe and healthy working environment; and (v) operate in an environmentally responsible and efficient manner. Our Supplier Code of Conduct can be found on our website at https://www.atarabio.com/suppliers.

PROPOSAL 2

Advisory Vote on Executive Compensation

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Section 14A of the Exchange Act, the Company’s stockholders are entitled to vote to approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in this Proxy Statement in accordance with SEC rules.

This vote is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s named executive officers and the philosophy, policies and practices described in this Proxy Statement. The compensation of the Company’s named executive officers subject to the vote is disclosed in the Compensation Discussion and Analysis, the compensation tables and the related narrative disclosure contained in this Proxy Statement. As discussed in those disclosures, the Company believes that its compensation policies and decisions are designed to meet two objectives: (i) to attract and retain talented and skilled executives by paying for performance; and (ii) to align compensation of our executives with our stockholders through an appropriate mix of short-term and long-term compensation. Compensation of the Company’s named executive officers is designed to enable the Company to attract and retain talented and experienced executives to lead the Company successfully in a competitive environment.

Accordingly, the Board is asking the stockholders to indicate their support for the compensation of the Company’s named executive officers as described in this Proxy Statement by casting a non-binding advisory vote “FOR” the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion that accompanies the compensation tables, is hereby APPROVED.”

Because the vote is advisory, it is not binding on the Board, the Human Capital Committee or the Company. Nevertheless, the views expressed by the stockholders, whether through this vote or otherwise, are important to the Board and the Human Capital Committee, and, accordingly, the Board and the Human Capital Committee intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements.

Advisory approval of this proposal requires the vote of the holders of a majority of the shares present in person, present by remote communication, if applicable, or represented by proxy and entitled to vote on the matter at the Annual Meeting. Unless the Board decides to modify its policy regarding the frequency of soliciting advisory votes on the compensation of the Company’s named executives, the next scheduled say-on-pay vote will be at the 2027 Annual Meeting of Stockholders.

The Board Of Directors Recommends

A Vote In Favor Of Proposal 2

PROPOSAL 3

APPROVAL OF THE FIRST AMENDMENT TO THE ATARA BIOTHERAPEUTICS, INC. 2024 EQUITY INCENTIVE PLAN

Background

As of April 16, 2026, there were 69,657 shares of common stock remaining available for future issuances under the Atara Biotherapeutics, Inc. 2024 Equity Incentive Plan (the “2024 Plan”). Given the limited number of shares that currently remain available under the 2024 Plan, the Board and management believe it is important that the Plan Amendment (as defined below) be approved in order to maintain the Company’s ability to attract, motivate, reward and retain a talented team who will contribute to our success. The Board believes that the Company has used equity in a reasonable manner under the 2024 Plan and its prior equity plans, with a three-year average burn rate of approximately 9.0% of the Company’s outstanding shares of common stock.

Proposed Amendment

On April 16, 2026, the Board approved an amendment to the 2024 Plan, subject to approval by the Company’s stockholders, that would increase the total remaining number of shares available for issuance under the amended 2024 Plan by 400,000 (the “Plan Amendment”). After adding the shares of common stock that remained available for future issuances under the 2024 Plan as of April 16, 2026 to the additional shares approved by the Plan Amendment, there will be a total of 469,657 shares available for future issuance under the 2024 Plan. If the Plan Amendment is not approved by the Company’s stockholders, the Company will continue to operate the 2024 Plan pursuant to its current provisions.

Equity Grant Practices

Dilution

Annual dilution from our equity compensation program is measured as the total number of shares subject to equity awards granted in a given year, less cancellations and other shares returned to the reserve that year, divided by total shares outstanding at the end of that year. Annual dilution from our equity compensation program for fiscal year 2025 was 1.2%. Overhang is another measure of the dilutive impact of our equity compensation program. Our overhang is equal to the number of shares subject to outstanding equity compensation awards plus the number of shares available to be granted, divided by the total number of outstanding shares. As of the Record Date, our overhang was 7.3%. As of the Record Date, the 400,000 shares being requested under the Plan Amendment would bring our aggregate overhang to approximately 12.0%. Overhang percentages are based on 8,512,272 shares of common stock outstanding as of the Record Date and does not include 6,190,060 pre-funded warrants issued and outstanding as of such date.

Burn Rate

Burn rate is a measure of the number of shares subject to equity awards that we grant annually, which helps indicate the life expectancy of our equity plans and is another measure of stockholder dilution. We determine our burn rate by dividing the aggregate number of shares subject to awards granted during a given year by the weighted average number of shares outstanding during that year. Our three-year average burn rate is 9.0% excluding pre-funded warrants, and 6.7% including pre-funded warrants, and our burn rate for each of the past three fiscal years has been as follows:

Year	Stock Options Granted (A)	Full-Value Awards Granted (RSUs) (B)	Total (A)+(B)(1)	Basic Weighted Average Common Shares Outstanding	Burn Rate (2)	Burn Rate Including Warrants Outstanding (3)
2025	—	386,068	386,068	6,684,047	5.8%	3.1%
2024	—	548,774	548,774	5,063,222	10.8%	7.3%
2023	4,693,897	5,635,916	10,329,813	99,885,158	10.3%	9.8%

(1) Includes shares forfeited by former employees upon termination of their employment and subsequently re-issued, from time to time, to then current employees, in each case, in accordance with the 2024 Plan.

(2) Does not include issued and outstanding pre-funded warrants. As of December 31, 2025, 5,860,078 pre-funded warrants were issued and outstanding.

(3) Includes issued and outstanding pre-funded warrants. As of December 31, 2025, 5,860,078 pre-funded warrants were issued and outstanding

Certain Features of the 2024 Plan

The following features of the 2024 Plan are designed to reinforce alignment between the equity compensation arrangements awarded pursuant to the 2024 Plan and our stockholders’ interests:

•
No discounting of stock options or stock appreciation rights;
•
No repricing or replacement of underwater stock options or stock appreciation rights without stockholder approval;
•
No dividend equivalents on stock options or stock appreciation rights;
•
No dividends or dividend equivalents paid on unearned awards;
•
No liberal share recycling provision;
•
Annual non-employee director compensation limit; and
•
No liberal definition of “change in control.”

Purposes of the 2024 Plan

Equity-based compensation is a significant component of our compensation program and the 2024 Plan is intended to help the Company secure and retain the services of eligible award recipients, provide incentives for such persons to exert maximum efforts for the success of the Company and any affiliate and provide a means by which the eligible recipients may benefit from increases in value of our common stock.

Under the 2024 Plan, the Company may grant:

•
Non-qualified stock options;
•
Incentive stock options (within the meaning of Section 422 of the Internal Revenue Code);
•
Stock appreciation rights (“SARs”);
•
Restricted stock, restricted stock units and other stock awards (collectively, “Stock Awards”); and
•
Performance awards.

Description of the 2024 Plan

The following description is qualified in its entirety by reference to the 2024 Plan, as amended by the Plan Amendment, and the Plan Amendment, copies of which are attached as Appendices A and B and which are incorporated into this Proxy Statement by reference. The following does not purport to be a complete description of all of the provisions of the 2024 Plan, as amended by the Plan Amendment.

Administration

The 2024 Plan is administered by the Compensation Committee of the Board (the “Plan Committee”). Each member of the Plan Committee is intended to be (i) a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act and (ii) “independent” within the meaning of the rules of Nasdaq.

Subject to the express provisions of the 2024 Plan, the Plan Committee has the authority to select eligible persons to receive awards and determine all of the terms and conditions of each award. All awards will be evidenced by an agreement containing such terms and conditions not inconsistent with the 2024 Plan as the Plan Committee approves. The Plan Committee also has authority to establish rules and regulations for administering the 2024 Plan and to decide questions of interpretation or application of any provision of the 2024 Plan. The Plan Committee may take any action to (1) accelerate, in whole or in part, the time at which an award may be exercised or vest or (2) provide that any performance measures applicable to any outstanding award be deemed satisfied at the target, maximum or any other level.

The Plan Committee may delegate some or all of its power and authority under the 2024 Plan to a subcommittee of the Board, a member of the Board or an officer of the Company as the Plan Committee deems appropriate, except that it may not delegate its power and authority to a member of the Board or any officer with regard to awards to persons subject to Section 16 of the Exchange Act.

Available Shares

Under the 2024 Plan, as amended by the Plan Amendment, the number of shares of common stock available for all awards, other than substitute awards granted in connection with corporate transactions, will be 975,000 shares (the “Share Reserve”), which represents 575,000 shares initially authorized for issuance, plus 400,000 shares that will become available for issuance if the Company’s stockholders approve the Plan Amendment. This amount is subject to adjustment in the event of any equity restructuring that causes the per-share value of shares of common stock to change, including, without limitation, a merger, stock dividend, stock split, combination of shares or recapitalization through a large nonrecurring cash dividend. The number of available shares will be reduced by the sum of the aggregate number of shares of common stock that become subject to outstanding awards. On the Record Date, the closing sales price per share of our common stock as reported on Nasdaq was $5.15.

To the extent that shares of common stock subject to an outstanding award granted under the 2024 Plan or the Atara Biotherapeutics, Inc. 2014 Equity Incentive Plan (the “2014 Plan”) are not issued or delivered by reason of (i) the expiration, termination, cancellation or forfeiture of such award (excluding shares subject to an option cancelled upon settlement in shares of a related SAR or shares subject to a SAR cancelled upon exercise of a related option) or (ii) the settlement of such award in cash, then such shares of common stock shall again be available under the 2024 Plan. Shares of common stock subject to an award under the 2024 Plan or the 2014 Plan will not again be available for issuance under the 2024 Plan if such shares are (x) shares that were subject to an option or a SAR and were not issued or delivered upon the net settlement or net exercise of such option or SAR, (y) shares delivered to or withheld by the Company to pay the taxes related to an outstanding award or (z) shares repurchased by the Company on the open market with the proceeds of an option exercise.

Corporate Transactions

Unless otherwise provided in an award agreement, in the event of a Corporate Transaction, the Board (as constituted prior to such Corporate Transaction) will take one or more of the following actions with respect to awards, contingent upon the closing or completion of the Corporate Transaction: (i) arrange for the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) to assume or continue the award or to substitute a similar award for the award; (ii) arrange for the assignment of any reacquisition or repurchase rights held by the Company in respect of common stock issued pursuant to the award to the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company); (iii) accelerate the vesting, in whole or in part, of the award (and, if applicable, the time at which the award may be exercised) to a date prior to the effective time of such Corporate Transaction as the Board will determine, with such award terminating if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction; (iv) arrange for the lapse, in whole or in part, of any reacquisition or repurchase rights held by the Company with respect to the award; (v) cancel or arrange for the cancellation of the award, to the extent not vested or not exercised prior to the effective time of the Corporate Transaction, in exchange for such cash consideration or other property, if any, as the Board, in its sole discretion, may consider appropriate; or (vi) cancel or arrange for the cancellation of the award, to the extent not vested or not exercised prior to the effective time of the Corporate Transaction, in exchange for a payment, in such form as may be determined by the Board equal to the excess, if any, of (A) the value of the property the participant would have received upon the exercise of the award immediately prior to the effective time of the Corporate Transaction, over (B) any exercise price payable by such holder in connection with such exercise.

Under the terms of the 2024 Plan, a Corporate Transaction is generally defined as the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events: (i) a sale or other disposition of all or substantially all, as determined by the Board in its sole discretion, of the consolidated assets of the Company and its subsidiaries; (ii) a sale or other disposition of at least 90% of the outstanding securities of the Company; (iii) a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or (iv) a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of common stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

In addition, under the terms of the 2024 Plan, an award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the award agreement or as may be provided in any other written agreement between the Company or any affiliate and the participant, but in the absence of such provision, no such acceleration will occur. Under the terms of the 2024 Plan, a Change in Control is generally defined as (i) a change in ownership of more than 50% of the combined voting power of the Company’s then outstanding securities, (ii) certain mergers, consolidations or similar transactions, (iii) certain sales, leases, excusive licenses or other disposition of all or substantially all of the consolidated assets of the Company, or (iv) certain changes in the majority composition of the Board.

No Repricing

The Plan Committee may not, without the approval of our stockholders, effect (i) the reduction of the exercise price, purchase price or base price of any previously granted option or SAR, (ii) the cancellation of any previously granted option or SAR in exchange for another option or SAR with a lower exercise price, purchase price or base price, (iii) the cancellation of any previously granted option or SAR in exchange for cash or another award if the exercise price, purchase price or base price of such option or SAR exceeds the fair market value of a share of common stock on the date of such cancellation, or (iv) any other action that is treated as a repricing under generally accepted accounting principles, in each case, other than in connection with a Corporate Transaction or other adjustment provisions set forth in the 2024 Plan.

Clawback of Awards

All awards granted under the 2024 Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law, including, but not limited to, the Atara Biotherapeutics, Inc. Incentive Compensation Recoupment Policy.

Effective Date, Termination and Amendment

The 2024 Plan became effective upon the approval of the 2024 Plan by the Company’s stockholders at the Company’s 2024 Annual Meeting of Stockholders, and will terminate as of the first annual meeting of the Company’s stockholders to occur on or after the tenth anniversary of its effective date, unless terminated earlier by the Board. The Board may amend the 2024 Plan at any time, subject to any requirement of stockholder approval required by applicable law, rule or regulation, including any rule of Nasdaq, and provided that no amendment will materially impair the rights of a holder of an outstanding award without the written consent of such holder.

Eligibility

Participants in the 2024 Plan consist of such officers, other employees, non-employee directors and consultants of the Company and its affiliates as selected by the Plan Committee. As of the Record Date, approximately 13 employees and six non-employee directors are eligible to participate in the 2024 Plan, if selected by the Plan Committee. The Company has not historically granted equity to consultants and currently does not anticipate changing this practice.

Non-Employee Director Compensation Limit

Under the terms of the 2024 Plan, the aggregate value of cash compensation and the grant date fair value of shares of common stock that may be awarded or granted during any fiscal year of the Company to any non-employee director will not exceed $1,250,000. The non-employee director compensation limit under the 2024 Plan will not apply to distributions of previously deferred compensation under a deferred compensation plan maintained by the Company or compensation received by a director in their capacity as an executive officer or employee of the Company.

Stock Options and SARs

The 2024 Plan provides for the grant of stock options and SARs. The Plan Committee will determine the conditions to the exercisability of each option and SAR.

Each option will be exercisable for no more than ten (10) years after its date of grant. If the option is an incentive stock option and the optionee owns greater than ten percent (10%) of the voting power of all shares of capital stock of the Company or an affiliate (a “ten percent holder”), then the option will be exercisable for no more than five (5) years after its date of grant. Except in cases of substitute awards granted in connection with a Corporate Transaction, the exercise price of an option will not be less than 100% of the fair market value of a share of Company common stock on the date of grant, unless the option is an incentive stock option and the optionee is a ten percent holder, in which case the exercise price will be no less than 110% of the fair market value of a share of Company common stock on the date of grant.

Each SAR will be exercisable for no more than ten (10) years after its date of grant. Other than in cases of substitute awards granted in connection with a Corporate Transaction, the base price of a SAR will not be less than 100% of the fair market value of a share of Company common stock on the date of grant. A SAR entitles the holder to receive upon exercise (subject to withholding taxes) shares of common stock or, to the extent provided in the award agreement, cash or a combination thereof, with an aggregate value equal to the difference between the fair market value of the shares of common stock on the exercise date and the base price of the SAR.

Notwithstanding anything in the award agreement to the contrary, the holder of an option or SAR will not be entitled to receive dividend equivalents with respect to the shares of common stock subject to such option or SAR.

Stock Awards

The 2024 Plan provides for the grant of Stock Awards. The Plan Committee may grant a stock award as a restricted stock award, restricted stock unit award or other stock award. Restricted stock awards and restricted stock unit awards may be subject to forfeiture if the holder does not remain continuously in the employment of the Company during the restriction period or if specified performance measures (if any) are not attained during the performance period.

Unless otherwise set forth in an award agreement relating to a restricted stock award, the holder of such award shall have all rights as a stockholder of the Company, including, but not limited to, voting rights, the right to receive dividends and the right to participate in any capital adjustment applicable to all holders of common stock; provided, however, that distributions with respect to shares of common stock, including regular cash dividends, shall be deposited with the Company and shall be subject to the same restrictions as the shares of common stock to which they relate.

The agreement awarding restricted stock units will specify (1) whether such award may be settled in shares of common stock, cash or a combination thereof and (2) whether the holder will be entitled to receive dividend equivalents. Any dividend equivalents credited with respect to restricted stock units will be subject to the same vesting and other restrictions as the restricted stock units to which they relate. Prior to settlement of a restricted stock unit award, the holder of a restricted stock unit has no rights as a stockholder of the Company.

Performance Awards

The 2024 Plan also provides for the grant of performance awards. The agreement relating to a performance award will specify whether such award may be settled in shares of common stock or cash or a combination thereof. The agreement relating to a performance award will provide, in the manner determined by the Plan Committee, for the vesting of such performance award if the specified performance measures are satisfied or met during the specified performance period and for the forfeiture of such award if the specified performance measures are not satisfied or met during the specified performance period. The agreement relating to a performance award may, but need not, also require the holder’s continued employment with the Company for a specified period. Any dividends or dividend equivalents with respect to a performance award will be subject to the same vesting and other restrictions as such performance award. Prior to the settlement of a performance award in shares of common stock, the holder of such award has no rights as a stockholder of the Company with respect to such shares.

Performance Measures

Under the 2024 Plan, the grant, vesting, exercisability or payment of certain awards, or the receipt of shares of common stock subject to certain awards, may be made subject to the satisfaction of performance measures. The performance goals applicable to a particular award will be determined by the Plan Committee at the time of grant. One or more of the following business criteria for the Company, on a consolidated basis, and/or for specified subsidiaries, business or geographical units or operating areas of the Company, or a combination thereof, may be used by the Plan Committee in establishing performance measures under the 2024 Plan: (1) profit before tax; (2) billings; (3) revenue; (4) net revenue; (5) earnings (which may include earnings before interest and taxes, earnings before taxes, and net earnings); (6) operating income; (7) operating margin; (8) operating profit; (9) controllable operating profit, or net operating profit; (10) net profit; (11) gross margin; (12) operating expenses or operating expenses as a percentage of revenue; (13) net income; (14) earnings per share; (15) total stockholder return; (16) market share; (17) return on assets or net assets; (18) the Company’s stock price; (19) growth in stockholder value relative to a pre-determined index; (20) return on equity; (21) return on invested capital; (22) cash flow (including free cash flow or operating cash flows); (23) cash conversion cycle; (24) economic value added; (25) individual confidential business objectives; (26) contract awards or backlog; (27) overhead or other expense reduction; (28) credit rating; (29) strategic plan development and implementation; (30) succession plan development and implementation; (31) improvement in workforce diversity; (32) customer indicators; (33) new product invention or innovation; (34) attainment of research and development milestones; (35) improvements in productivity; (36) bookings; (37) initiation of phases of clinical trials and/or studies by specified dates; (38) regulatory body approval with respect to products, studies and/or trials; (39) patient enrollment dates; (40) commercial launch of products; and (41) other measures of performance selected by the Board.

Each such goal may be expressed on an absolute or relative basis and may include comparisons based on the performance of one or more comparable companies or the performance of one or more relevant indices. In establishing a performance goal or determining the achievement of a performance goal, the Board may provide that achievement of the applicable performance goals may be amended or adjusted to include or exclude components of any performance goal, including, without limitation, foreign exchange gains and losses, asset writedowns, acquisitions and divestitures, changes in fiscal year, unbudgeted capital expenditures, special charges such as restructuring or impairment charges, debt refinancing costs, extraordinary or noncash items, unusual, infrequently occurring, nonrecurring or one-time events affecting the Company or its financial statements or changes in law or accounting principles. Performance goals shall be subject to such other special rules and conditions as the Board may establish at any time.

New Plan Benefits

The following table shows information regarding equity award grants to be made following the approval of the Plan Amendment by our stockholders. As described in the “2025 Non-Employee Director Compensation” below, in lieu of grants that would otherwise have been made to non-employee directors under the non-employee director compensation policy, for the 2026 Annual Meeting, the Human Capital Committee approved awards of 12,000 RSUs to each of the then serving non-employee directors that did not waive receipt of such compensation, vesting in full on the date of the next annual meeting of stockholders, subject to continued service. Additionally, due to Mr. Ciongoli’s extraordinary contributions to the Company as chair of the Board, the Human Capital Committee approved an award of 12,000 RSUs to Mr. Ciongoli, vesting in full on the date of the next annual meeting of stockholders, subject to continued service. The foregoing grants will be made immediately following the 2026 Annual Meeting.

Atara Biotherapeutics, Inc. 2024 Equity Incentive Plan
Name	Dollar Value ($)	Estimated Number of Shares (#)
AnhCo Nguyen, Ph.D.	-	-
Eric Hyllengren(1)	-	-
All Current Executive Officers as a Group	-	-
All Non-Executive Officer Directors as a Group	$185,400(2)	36,000
All Non-Executive Officer Employees as a Group	-	-

(1) Mr. Hyllengren was the Company's Former Executive Vice President, Chief Financial Officer and Chief Operating Officer. His employment with the Company ended in March 2025 and he remained as a consultant through July 31, 2025.

(2) Dollar value estimated as of the Record Date at a closing price of $5.15.

Historical Equity Awards Table

The table below sets forth the number of restricted stock units granted over the lifetime of the 2024 Plan to the individuals and groups indicated below as of the Record Date. As of the Record Date, we have not granted stock options or other types of awards under the 2024 Plan:

Name	Restricted Stock Units (#)	Stock Options (#)
AnhCo Nguyen, Ph.D.	126,100	-
Eric Hyllengren*	34,050	-
All Current Executive Officers as a Group	126,100	-
All Non-Executive Officer Directors as a Group	46,968	-
Each Nominee for Election as a Director
AnhCo Nguyen, Ph.D.	126,100	-
Nachi Subramanian	-	-
Each Associate of Any Director, Executive Officer or Nominee (0 Persons)	-	-
Each Other Person Who Received or Is to Receive 5% of Awards (0 Persons)	-	-
All Non-Executive Officer Employees as a Group	392,100	-

*Mr. Hyllengren was the Company's Former Executive Vice President, Chief Financial Officer and Chief Operating Officer. His employment with the Company ended in March 2025 and he remained as a consultant through July 31, 2025.

Certain Federal Income Tax Consequences

The following is a brief summary of certain United States federal income tax consequences generally arising with respect to awards under the 2024 Plan. This discussion does not address all aspects of the United States federal income tax consequences that could arise from participating in the 2024 Plan, some of which may be relevant to participants in light of their personal investment or tax circumstances; it also does not discuss any state, local or non-United States tax consequences of participating in the 2024 Plan. Before taking any actions with respect to any awards, each participant is advised to consult such participant’s tax advisor concerning the application of the United States federal income tax laws to such participant’s particular situation, as well as the applicability and effect of any state, local or non-United States tax laws.

Section 162(m) of the Internal Revenue Code

Section 162(m) of the Internal Revenue Code generally limits to $1 million the amount that a publicly-held corporation may deduct each year for compensation paid to each of the corporation’s chief executive officer, the corporation’s chief financial officer and certain other current and former service providers of the corporation.

Stock Options

A participant will not recognize taxable income at the time an option is granted and the Company will not be entitled to a tax deduction at that time. A participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) upon exercise of a non-qualified stock option equal to the excess of the fair market value of the shares purchased over their exercise price, and the Company (or the affiliate employer) will be entitled to a corresponding deduction, subject to the deduction limits under Section 162(m) of the Internal Revenue Code. A participant will not recognize income (except for purposes of the alternative minimum tax) upon exercise of an incentive stock option. If the shares acquired by exercise of an incentive stock option are held for the longer of two years from the date the option was granted and one year from the date the option was exercised, any gain or loss arising from a subsequent disposition of those shares will be taxed as long-term capital gain or loss, and the Company will not be entitled to any deduction. If, however, those shares are disposed of within the above-described period, then in the year of that disposition the participant will recognize compensation taxable as ordinary income equal to the excess of (1) the lesser of the amount realized upon that disposition and the fair market value of those shares on the date of exercise over (2) the exercise price, and the Company (or the affiliate employer) will be entitled to a corresponding deduction, subject to the deduction limits under Section 162(m) of the Internal Revenue Code.

SARs

A participant will not recognize taxable income at the time SARs are granted and the Company will not be entitled to a tax deduction at that time. Upon exercise, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) in an amount equal to the fair market value of any shares delivered and the amount of cash paid by the Company, and the Company (or the affiliate employer) will be entitled to a corresponding deduction, subject to the deduction limits under Section 162(m) of the Internal Revenue Code.

Stock Awards

A participant will not recognize taxable income at the time restricted stock (i.e., stock subject to a substantial risk of forfeiture) is granted and the Company will not be entitled to a tax deduction at that time, unless the participant makes an election to be taxed at that time pursuant to Section 83(b) of the Internal Revenue Code. If such election is made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time of the grant in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for those shares. If such election is not made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time the restrictions constituting a substantial risk of forfeiture lapse in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for those shares. The amount of ordinary income recognized by making the above-described election or upon the lapse of restrictions constituting a substantial risk of forfeiture is deductible by the Company (or the affiliate employer) as compensation expense, subject to the deduction limits under Section 162(m) of the Internal Revenue Code. In addition, a participant receiving dividends with respect to restricted stock for which the above-described election has not been made and prior to the time the restrictions constituting a substantial risk of forfeiture lapse will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee), rather than dividend income, in an amount equal to the dividends paid and the Company (or the affiliate employer) will be entitled to a corresponding deduction, subject to the deduction limits under Section 162(m) of the Internal Revenue Code.

A participant will not recognize taxable income at the time a restricted stock unit is granted and the Company will not be entitled to a tax deduction at that time. Upon settlement of restricted stock units, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) in an amount equal to the fair market value of any shares delivered and the amount of any cash paid by the Company, and the Company (or the affiliate employer) will be entitled to a corresponding deduction, subject to the deduction limits under Section 162(m) of the Internal Revenue Code.

A participant who receives shares of common stock that are not subject to any restrictions under the 2024 Plan will recognize compensation taxable as ordinary income on the date of grant in an amount equal to the fair market value of such shares on that date, and the Company (or the affiliate employer) will be entitled to a corresponding deduction, subject to the deduction limits under Section 162(m) of the Internal Revenue Code.

Performance Awards

A participant will not recognize taxable income at the time performance awards are granted and the Company will not be entitled to a tax deduction at that time. Upon settlement of performance awards, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) in an amount equal to the fair market value of any shares delivered and the amount of cash paid by the Company, and the Company (or the affiliate employer) will be entitled to a corresponding deduction, subject to the deduction limits under Section 162(m) of the Internal Revenue Code.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE IN FAVOR OF PROPOSAL 3

PROPOSAL 4

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected Deloitte & Touche LLP (“Deloitte & Touche”) as our independent registered public accounting firm for the fiscal year ending December 31, 2026 and has further directed that management submit the selection of its independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. Deloitte & Touche has audited our financial statements since our inception in 2012. Representatives of Deloitte & Touche are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither our Bylaws nor other governing documents or law require stockholder ratification of the selection of Deloitte & Touche as our independent registered public accounting firm. However, the Audit Committee is submitting the selection of Deloitte & Touche to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of Atara and our stockholders.

The affirmative vote of the holders of a majority of the shares present in person, present by remote communication, if applicable, or represented by proxy and entitled to vote on the matter at the Annual Meeting will be required to ratify the selection of Deloitte & Touche.

Principal Accountant Fees and Services

The following table represents aggregate fees billed to us for each period presented by Deloitte & Touche.

	Fiscal Year Ended December 31,
	2025	2024
	(in thousands)
Audit fees(1)	$974	$1,265
Audit-related fees	-	-
Tax fees	-	-
All other fees	-	-
Total fees	$974	$1,265

(1) Audit fees. Audit fees consist of fees for services rendered in connection with the audits of our annual financial statements and reviews of our interim financial statements, services rendered in connection with the filing of our registration statements, and the issuance of comfort letters and consents.

All fees described above were pre-approved by the Audit Committee.

Pre-Approval Policies and Procedures

The Audit Committee has adopted a policy and procedures for the pre-approval of audit and non-audit services rendered by Deloitte & Touche. The policy generally pre-approves specified services in the defined categories of audit services, audit-related services and tax services up to specified amounts. Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent auditor or on an individual, explicit, case-by-case basis before the independent auditor is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee’s members, but the decision must be reported to the full Audit Committee at its next scheduled meeting.

The Audit Committee has determined that the rendering of services other than audit services by Deloitte & Touche is compatible with maintaining the principal accountant’s independence.

THE BOARD OF DIRECTORS AND THE AUDIT COMMITTEE RECOMMEND

A VOTE IN FAVOR OF PROPOSAL 4

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of March 10, 2026, information regarding beneficial ownership of our common stock by:

•
each person, or group of affiliated persons, known by us to beneficially own more than 5% of our common stock;
•
each of our named executive officers;
•
each of our directors and nominees for director, if any; and
•
all of our current executive officers and directors as a group.

Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Atara Biotherapeutics, Inc., 1280 Rancho Conejo Boulevard, Thousand Oaks, CA 91320.

	Beneficial Ownership(1)
Beneficial Owner	Number of Shares	Percent of Total
10% Holders:
Entities affiliated with Panacea Innovation Limited(2)	1,632,345	19.9%
Adiumentum Capital Fund I LP(3)	1,586,588	19.4%
5% Holders:
Redmile Group LLC (4)	816,993	9.9%
Entities affiliated with EcoR1 Capital, LLC(5)	816,993	9.9%

Directors and Named Executive Officers:
Gregory A. Ciongoli(3)	1,586,588	19.4%
Matthew K. Fust(6)	17,000	*
Carol Gallagher(7)	31,824	*
William K. Heiden(8)	21,000	*
James Huang(2)	1,632,345	19.9%
Nachi Subramanian(4)	*	*
AnhCo Nguyen, Ph.D.(9)	61,058	*
Eric Hyllengren(10)	17,617	*
All Executive Officers and Directors as a Group (8 persons) (11)	3,367,432	41.2%

* Represents beneficial ownership of less than 1% of the outstanding common stock.

(1) This table is based upon information supplied by officers, directors and certain principal stockholders, as well as Forms 4 and Schedules 13D/G filed with the SEC. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe that each of the stockholders named in this table has sole voting and dispositive power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 8,178,114 shares outstanding on March 10, 2026, adjusted as required by rules promulgated by the SEC. Common stock subject to stock options or warrants currently exercisable or exercisable within 60 days of March 10, 2026, or issuable upon settlement of restricted stock units (“RSUs”) within 60 days of March 10, 2026, is deemed to be outstanding for computing the percentage ownership of the person holding these options or restricted stock units and the percentage ownership of any group of which the holder is a member but is not deemed outstanding for computing the percentage of any other person.

(2) The indicated ownership is based solely on a Schedule 13D/A filed with the SEC by the reporting person on January 14, 2026. The Schedule 13D provides information as of January 12, 2026 and, consequently, the beneficial ownership of the reporting person may have changed between January 12, 2026 and March 10, 2026. As of January 12, 2026, Panacea Venture Healthcare Fund II, L.P., Panacea Venture Healthcare Fund II GP Company, Ltd., Panacea Innovation Limited and James Huang, a member of our Board, held shared voting power and shared dispositive power over 1,324,446 shares, and Panacea Opportunity Fund I, L.P., Panacea Opportunity Fund I GP Company, Ltd., Panacea Innovation Limited and James Huang held shared voting power and shared dispositive power over 48,736 shares and 259,163 warrants which may be exercised subject to the condition that no portion of the warrants beneficially owned by the reporting persons may be exercised to the extent that, after giving effect to the attempted exercise, the reporting persons would beneficially own in excess of 19.99% of the outstanding common stock. The address of each of the foregoing entities is Maples Corporate Services Limited, Ugland House, Grand Cayman KY1-1104, Cayman Islands.

(3) The indicated ownership is based on a Schedule 13D/A filed with the SEC by the reporting person on May 16, 2025. The Schedule 13D/A provides information as of May 14, 2025 and, subsequently, the beneficial ownership of the reporting person may have changed between May 14, 2025 and March 10, 2026. As of May 14, 2025, Adiumentum Capital Fund I LP, Adiumentum Capital Fund I GP LLC and Gregory A. Ciongoli, a member of our Board, held shared voting power and shared dispositive power over 1,209,395 shares and 160,686 shares of common stock issuable upon exercise of certain pre-funded warrants to purchase shares of common stock (the “Pre-Funded Warrants”) which may be exercised subject to the Adiumentum Beneficial Ownership Blocker (as defined below). Adiumentum Capital Fund I LP also holds 216,507 Pre-Funded Warrants that were not exercisable as of May 15, 2025 due to the Adiumentum Beneficial Ownership Blocker. Pursuant to the terms of the Pre-Funded Warrants, the Company may not effect any exercise of any Pre-Funded Warrant, and a holder of a Pre-Funded Warrant does not have the right to exercise any portion of the Pre-Funded Warrant held by such holder, to the extent that, after giving effect to the attempted exercise set forth in a notice of exercise, such holder, together with such holder’s affiliates and any other person whose beneficial ownership of Common Stock would be aggregated with such holder’s for the purposes of Section 13(d) of the Exchange Act, and the applicable regulations of the SEC, including any “group” of which such holder is a member, would beneficially own a number of shares of Common Stock in excess of 19.99% of the shares of Common Stock then issued and outstanding as of May 16, 2025, as reported in the Issuer’s prospectus supplement filed with the SEC on May 16, 2025, giving effect to the Registered Offering in which 75,572 shares of Common Stock and 227,000 Pre-Funded Warrants were issued to Adiumentum Capital Fund I LP (the “Adiumentum Beneficial Ownership Blocker”), which percentage may be changed at a holder’s election upon 61 days’ notice to the Company. As of March 10, 2026 the 1,209,395 shares of common stock and 377,193 shares of common stock issuable upon exercise of all Pre-Funded Warrants represent 19.4% of the outstanding shares of common stock.

(4) The indicated ownership is based solely on a Schedule 13D/A filed with the SEC by the reporting person on November 14, 2025. The Schedule 13D/A provides information as of November 12, 2025 and, consequently, the beneficial ownership of the reporting person may have changed between November 12, 2025 and March 10, 2026. As reported on such Schedule 13D/A, as of November 12, 2025, Redmile Group, LLC’s (“Redmile”) beneficial ownership comprised of 441,701 shares owned by certain private investment vehicles and/or separately managed accounts managed by Redmile (the “Redmile Funds”), which shares may be deemed beneficially owned by Redmile as investment manager of such private investment vehicles and/or separately managed accounts. The shares may also be deemed beneficially owned by Jeremy C. Green as the principal of Redmile. Redmile and Mr. Green each disclaim beneficial ownership of these shares, except to the extent of its or his pecuniary interest in such shares, if any. Mr. Subramanian, a member of our Board, is a managing director of Redmile. Redmile may also be deemed to beneficially own 3,412,843 shares of common stock issuable upon exercise of certain pre-funded warrants to purchase shares of common stock (the “Warrants”) held directly by the Redmile Funds. Pursuant to the terms of the Warrants, the Company may not effect any exercise of any Warrant, and a holder of a Warrant does not have the right to exercise any portion of the Warrant held by such holder, to the extent that, after giving effect to the attempted exercise set forth in a notice of exercise, such holder, together with such holder’s affiliates and any other person whose beneficial ownership of the Common Stock would be aggregated with such holder’s for the purposes of Section 13(d) of the Exchange Act, and the applicable regulations of the SEC, including any “group” of which such holder is a member, would beneficially own a number of shares of the Common Stock in excess of 9.99% of the shares of the Company’s common stock then issued and outstanding, which percentage may be changed at a holder’s election upon 61 days’ notice to the Company. The address of Redmile is One Letterman Drive, Building D, Suite D3-300, The Presidio of San Francisco, San Francisco, CA 94129. The address of Mr. Green is c/o Redmile Group, LLC (NY Office), 45 W. 27th Street, Floor 11, New York, NY 10001.

(5) The indicated ownership is based solely on a Schedule 13G/A filed with the SEC by the reporting person on November 14, 2025. The Schedule 13G/A provides information as of September 30, 2025 and, consequently, the beneficial ownership of the reporting person may have changed between September 30, 2025 and March 10, 2026. As of September 30, 2025, EcoR1 Capital, LLC (“EcoR1 Capital”) and Oleg Nodelman (“Nodelman”) held shared voting power and shared dispositive power over 573,183 shares and warrants to acquire 1,462,334 shares of common stock, subject to a 9.99% beneficial ownership limitation, and EcoR1 Capital Fund Qualified, L.P. held shared voting power and shared dispositive power over 533,387 of such shares and 1,367,556 of such warrants, subject to a 9.99% beneficial ownership limitation. The address of the EcoR1 entities is 357 Tehama Street #3, San Francisco, CA 94103.

(6) Consists of 10,360 shares held directly by Mr. Fust and 6,640 shares issuable pursuant to options exercisable within 60 days of March 10, 2026.

(7) Consists of 25,184 shares held directly by Dr. Gallagher and 6,640 shares issuable pursuant to options exercisable within 60 days of March 10, 2026. Dr. Gallagher’s term expires at the Annual Meeting and she will cease to be a director upon the expiration of her term at the conclusion of the Annual Meeting.

(8) Consists of 14,360 shares held directly by Mr. Heiden and 6,640 issuable shares pursuant to options exercisable within 60 days of March 10, 2026.

(9) Consists of 35,728 shares held directly by Dr. Nguyen and 25,330 shares issuable pursuant to options exercisable within 60 days of March 10, 2026.

(10) Consists of 17,617 shares held directly by Mr. Hyllengren.

(11) Includes 45,250 shares issuable pursuant to options exercisable and RSUs expected to vest within 60 days of March 10, 2026.

EXECUTIVE OFFICERS

The following table sets forth certain information with respect to our executive officers as of April 24, 2026. Biographical information with regard to Dr. Nguyen is presented under “Proposal No. 1—Election of Directors” in this Proxy Statement.

Name	Age	Position(s)
AnhCo Nguyen, Ph.D.	53	President, Chief Executive Officer and Director

EXECUTIVE COMPENSATION

As the Company qualifies as a “smaller reporting company” in accordance with Rule 12b‑2 of the Exchange Act, the Company is permitted to comply with scaled-down executive compensation disclosure requirements, including not providing a Compensation Discussion and Analysis (“CD&A”) section in this proxy statement. In order to provide fulsome disclosure to its stockholders and in line with best practices, the Company has elected to include a CD&A but has relied on certain other disclosure relief applicable to smaller reporting companies, such as limiting the number of named executive officers subject to the disclosure and certain of the executive compensation tabular disclosure.

Compensation Discussion and Analysis

This CD&A explains the strategy, design, and decision-making related to our compensation programs and practices for our principal executive officer and former principal financial officer, referred to collectively as our named executive officers. During 2025, we did not have any other executive officers of the Company other than Dr. Nguyen and Mr. Hyllengren. This CD&A is intended to provide perspective on the information contained in the tables that follow this discussion. For fiscal year 2025, our named executive officers were:

Name	Position
AnhCo Nguyen, Ph.D.	President and Chief Executive Officer
Eric Hyllengren(1)	Former Executive Vice President, Chief Financial Officer and Chief Operating Officer

(1) Mr. Hyllengren’s employment with the Company ended in March 2025 and he remained as a consultant through July 31, 2025.

Compensation Practices and Governance Highlights

The Human Capital Committee recognizes that we operate in the highly competitive and dynamic biotechnology industry, and in particular, within the cell and gene therapy area. Therefore, in order to provide overall executive compensation packages that are competitive with the packages offered by companies with which we compete for executive talent, our Human Capital Committee reviews market best practices in executive compensation to continually refine our programs. In addition, our Human Capital Committee reviews our executive compensation program to evaluate whether our practices align the interests of our directors and executive officers with our stockholders. Below are features of our compensation program which the Human Capital Committee believes demonstrate our commitment to link executive compensation to performance and to incentivize the creation of stockholder value.

Pay-for-Performance Philosophy	❖ We link a significant proportion of the compensation of our named executive officers to the achievement of pre-established corporate goals and stock price appreciation (through use of equity grants)
Stockholder Alignment	❖ Our emphasis on long-term equity awards aligns the interests of executives and stockholders
Corporate Strategy Alignment	❖ Our Human Capital Committee establishes incentive compensation programs based on metrics that are designed to be aligned with our corporate strategy and designed to grow stockholder value
Clawback Policy
❖
Subject to limited exceptions, we are required to recoup variable compensation from current and former Section 16 officers, including our named executive officers, in the event of a material accounting restatement

Change in Control Provisions
❖
Does not include excessive change in control or severance payments
❖
Provides “double-trigger” change in control benefits
❖
Does not include excise tax gross-ups for severance or change in control benefits

Stock Ownership Guidelines	❖ Our stock ownership guidelines for our executive officers and directors further align their interests with those of our stockholders
Anti-Hedging and Pledging Provision	❖ Our Insider Trading Policy strictly prohibits hedging and pledging activities by executive officers and directors
Repricing Prohibited	❖ Under our 2024 Plan, repricing of underwater stock options without prior stockholder approval is prohibited
Stockholder Feedback	❖ We value the feedback of our stockholders and solicit it regularly throughout the year, including through an annual say-on-pay proposal
No Guaranteed Annual Bonus or Salary Increase	❖ We do not guarantee executive officers annual salary increases or bonuses
Avoid Excessive Perquisites	❖ Consistent with our pay-for-performance philosophy, we provide very limited perquisites to our executive officers and do not provide personal perquisites such as automobile leases
Good Standing Requirement	❖ We require executive officers and all other employees to be in good standing to be eligible for awards under our short-term cash incentive program

Consideration of 2025 Say-on-Pay Vote

At our 2025 Annual Meeting of Stockholders and, on average, our Say-on-Pay proposal received the support of approximately 99% of the shares cast, which, along with an average of approximately 95% of shares cast over the prior three years, we believe indicates strong and sustained support for our compensation program and practices. Our Human Capital Committee believes the support for our ongoing efforts to improve and refine our compensation program and further align management and stockholder interests was reflected in this strong support. Based on the level of support for our Say-on-Pay proposal, the Human Capital Committee did not make any changes to our executive compensation program in response to the 2025 Say-on-Pay vote.

Compensation Philosophy and Objectives

Our philosophy in setting compensation policies for executive officers has two primary objectives: (i) to attract and retain talented and skilled executives by paying for performance; and (ii) to align compensation of our executives with the interests of our stockholders through an appropriate mix of short-term and long-term compensation. Our Human Capital Committee believes that executive compensation should be directly linked to corporate performance and longer-term stockholder value and our executive compensation program is designed to appropriately balance and link executive compensation to both continuous and longer-term improvement in corporate performance.

Our compensation program is designed to be consistently and meaningfully focused on pay-for-performance principles, and historically payouts under our annual incentive plans have been both above and below target to reflect Company performance in that year. In determining compensation for executive officers, the Human Capital Committee considers multiple factors, including tenure, role, responsibilities, performance and local competitive market practices and trends. Our Human Capital Committee focuses on the following principles to guide decisions regarding executive compensation:

•
Competitive Total Compensation Package. We strive to offer a market-competitive compensation package that enables us to attract and retain highly qualified and high-performing executives.
•
Pay-for-Performance. We structure our executive compensation program to reflect individual performance as well as achievement of our annual corporate goals and longer-term business strategies and objectives. We strive to achieve this balance by linking short-term and long-term cash and equity incentives to the achievement of corporate and individual performance goals and objectives.
•
Alignment with Stockholders. We use equity-based awards to align executive incentives with the creation of stockholder value.
•
Internal Parity, Flexibility and Simplicity. To the extent practicable, we design our compensation program to achieve the following: (i) internal parity for similarly situated executives within the Company; (ii) flexibility that allows us to adapt to rapid changes in the competitive environment for executives in the biotechnology industry; and (iii) simplicity in design that allows for clear and easy to understand communication to our employees, as well as ease of administration.
•
Avoidance of Excessive Perquisites. We generally intend to avoid the payment of excessive, unusual or unnecessary perquisites to executives, although from time to time we may offer certain perquisites that are common and deemed appropriate for similarly situated executives of peer companies. In addition, we do not offer our executive team any substantially enhanced benefits or perquisites when compared with our overall employee population.

How We Determine Executive Compensation

Role of the Human Capital Committee and Executive Officers

The Human Capital Committee oversees and approves all compensation arrangements for our executive officers. While the Human Capital Committee has numerous resources available to it, including input from our Board, Chief Executive Officer, outside legal counsel and independent consultants, ultimate decision-making authority rests with the Human Capital Committee. The Human Capital Committee retains discretion over base salaries, annual bonuses and equity compensation for executive officers and bases its decision on a careful review of performance as well as the competitive market environment.

The Human Capital Committee typically meets at least four times per year, with additional meetings as necessary. The Human Capital Committee met four times in 2025. The agenda for each meeting is set by the Chair of the Human Capital Committee, with consultation as appropriate with our Chief People Officer, Chief Executive Officer, Head of Legal, Chief Accounting Officer and Pearl Meyer, the Human Capital Committee’s independent compensation consultant. Members of management and Pearl Meyer may be invited to participate in meetings, but the Human Capital Committee meets regularly in executive session. Our Chief Executive Officer is often present and participates in discussions regarding compensation of our other executive officers. Executives, including our Chief Executive Officer, are not present during deliberations regarding their own performance or compensation.

Role of Compensation Consultants

For 2025, the Human Capital Committee retained the services of Pearl Meyer to assist the Human Capital Committee in its review of executive and director compensation practices, including the market competitiveness of compensation, executive compensation design, benchmarking with industry peers and other technical considerations including those related to tax and accounting.

For 2025 compensation matters, Pearl Meyer advised and assisted with the following:

•
Development of an employee retention program; and
•
Development and recommendation of annual merit-based salary changes.

The Human Capital Committee regularly evaluates the services of its consultant, although minimal services were provided in 2025. The Human Capital Committee has assessed the independence of Pearl Meyer, consistent with Nasdaq listing standards and has concluded that the engagement of Pearl Meyer did not raise any conflict of interest.

Competitive Assessment

A key objective of our executive compensation program is to offer overall executive compensation packages that are competitive with the packages offered by companies with which we can compete for executive talent in the highly competitive cell therapy talent landscape.

2025 Peer Group

Historically, the Human Capital Committee, with the assistance of its independent compensation consultant, develops a peer group to be used in evaluation of executive and director compensation and reviews annually the composition of the peer group to account for changes in both our business and the businesses of the companies in the peer group. In 2025, considering the substantial decrease in the Company’s market value and cash constraints, the Human Capital Committee determined not to conduct a market compensation study for the 2025 compensation cycle.

Elements of Executive Compensation

Historically, the Human Capital Committee has developed an executive compensation program that generally consists of the following primary elements:

•
Base salary;
•
Short-term incentives in the form of an annual cash bonus opportunity; and
•
Long-term incentives in the form of equity-based compensation (restricted stock units (“RSUs”)).

The relative mix of these components is generally weighted towards incentive rather than fixed compensation and towards long-term incentive compared to short-term incentive compensation. We believe this relative weighting towards long-term equity-based compensation further aligns the interests of our executive officers with those of our stockholders.

Base Salary

Base salaries are set to be competitive within our industry and are important in attracting and retaining talented executives. Base salaries are fixed pay set with consideration for responsibilities, market data, employee knowledge, skills and experience, individual performance and scope of responsibilities, among other factors.

Annual Cash Bonus

The annual cash incentive award plan is intended to motivate and reward our executives for the achievement of individual goals as well as the strategic goals of the Company.

For performance year 2025, given the financial status of the Company, no performance based annual cash bonus plan was established.

Long-Term Equity Incentives

Long-term equity awards are designed to incentivize executives to deliver long-term stockholder value, while also providing a retention vehicle for our top executive talent.

To responsibly manage our share pool and minimize potential dilution to stockholders, all 2025 executive annual equity awards were granted entirely in the form of RSUs. RSUs are linked to stock price performance but expend fewer shares than stock options to deliver the same value. Granting annual equity awards entirely in the form of RSUs allows us to effectively manage our annual share usage while continuing to provide the necessary incentives that continue to drive stockholder alignment. We intend to annually revisit our long-term incentive program to determine which vehicles strike the right balance between stockholder alignment, engagement and performance.

Base Salary

In considering the appropriate level of base salaries for our named executive officers for 2025, the Human Capital Committee employed a holistic analysis of multiple relevant factors using its professional judgment and experience, emphasizing the following:

•
the individual contribution of the named executive officer to our key strategic, research, development, regulatory, clinical, financial and operational corporate objectives;
•
the criticality of each named executive officer’s skill set and relative expected future contributions to our business;
•
the growing complexity of our business; and
•
the need to attract, retain and motivate the named executive officer in a highly competitive marketplace.

For 2025, the Human Capital Committee approved annual base salaries for our named executive officers as set forth below.

Named Executive Officer	2024 Base Salary	2025 Base Salary	Year-over-Year % Increase
AnhCo Nguyen, Ph.D.	$650,000	$676,000	4.0%
Eric Hyllengren	$520,000	$520,000	0.0%

Annual Cash Bonuses

The Human Capital Committee has historically worked with the executive team to develop goals with respect to the Company’s annual incentive compensation program and recommended a list of goals to the Board for approval. In 2025, in light of our significantly reduced headcount and our mission of stabilizing the Company’s finances, the Human Capital Committee and the executive team determined not to establish annual incentive targets for our named executive officers. Rather than an annual bonus, the Human Capital Committee approved retention bonuses for the named executive officers in the target amounts of $390,000 and $234,000 for Dr. Nguyen and Mr. Hyllengren, respectively, which amounts accrue 1/12th at the end of each month. The amount reported for Mr. Hyllengren in the "2025 Summary Compensation Table" reflects the portion of his retention bonus that had been earned prior to his departure in March 2025.

Long-Term Incentives

Our goal is to align executive compensation and performance that advances our critical business objectives. Therefore, a significant portion of the named executive officers’ total compensation has historically consisted of, and is expected to continue to consist of, equity-based awards. In evaluating the mix of equity awards for 2025, the Human Capital Committee considered market trends and a desire to responsibly manage our share pool and minimize potential dilution to stockholders. Issuing equity grants 100% in RSUs provided a link to stock price performance but expended fewer shares than stock options to deliver the same value. Granting RSUs also allows us to effectively manage our annual share usage while continuing to provide necessary incentives to continue to drive stockholder alignment.

RSUs

RSUs are viewed as an important retention vehicle for named executive officers, as well as a variable and at-risk component of executive compensation. Market trends reflect their favored use among other companies in the biotechnology sector. No equity awards were granted to Dr. Nguyen in 2025. Mr. Hyllengren was granted RSUs with respect to 34,050 shares in January 2025, which were originally scheduled to vest in eight quarterly installments after the RSU grant date, subject to continuous service. As described below, the RSUs granted to Mr. Hyllengren in 2025 continued to vest during the term of his post-employment consulting period, and the portion that remained unvested at the conclusion of his consulting period was forfeited.

Other Compensation Policies and Practices

Insider Trading Policy (including Anti-Hedging and Anti-Pledging)

Our Insider Trading Policy prohibits all employees (including executive officers) and directors from: (i) buying or selling our stock while aware of any material nonpublic information; (ii) buying or selling our stock while our trading window is closed; and (iii) engaging in short sales, transactions in put or call options, hedging transactions, margin accounts, pledges or other inherently speculative transactions with respect to our stock at any time.

Stock Ownership Guidelines

Effective as of January 1, 2021, in order to further align their financial interests with those of our stockholders as well as to promote sound corporate governance, we adopted stock ownership guidelines for our executive officers and non-employee directors. These guidelines establish the following ownership targets for the value of stock held by each individual:

Role	Ownership Guideline (as a multiple of base pay)
Chief Executive Officer	3x
All other Officers	1x
Non-employee Directors	3x

The guidelines must be achieved (i) by each individual covered under the guidelines (a “Covered Individual”) by December 31, 2025 and (ii) for any individual who becomes a Covered Individual after January 1, 2021, by December 31 of the calendar year in which the fifth anniversary of the date the individual became a Covered Individual occurs. The shares counted towards the ownership requirements specified in the guidelines include shares owned outright (valued at fair market value), unvested time-based RSUs (valued at 70% of fair market value) and vested stock options (valued at 70% of intrinsic value, the number of shares vested multiplied by the difference between the exercise price and the Nasdaq closing price of our common stock on the measurement date, the intrinsic value of all such vested stock options are currently zero as the vested stock options are all currently “underwater” ), as applicable, to account for any sales of such equity required to be sold or withheld to cover taxes.

Once a Covered Individual has complied with these guidelines, such Covered Individual will be deemed to remain compliant under the guidelines notwithstanding any change in his or her base pay or change in the value of his or her equity which would otherwise make such Covered Individual non-compliant; provided that a sale or other disposition of shares of stock (other than the sale, or surrender to the Company, of shares of stock in payment of the exercise price of any equity award or in satisfaction of taxes in connection with vesting or exercise of any equity award) may, as applicable, cause the Covered Individual to no longer be deemed in compliance with the guidelines. A Covered Individual’s ownership is reviewed annually by the Human

Capital Committee as of December 31 of a calendar year to determine if the Covered Individual has met, or is on track to meet, the applicable guideline.

As of December 31, 2025, each Covered Individual who was required to achieve compliance with the stock ownership guidelines had met or exceeded the applicable ownership target, or was within the applicable phase-in period for achieving such target.

Clawback Policy

Our Clawback Policy provides for the Company’s recoupment of certain incentive compensation paid to covered officers of the Company under certain triggering events. The Board may delegate determinations to be made under the Clawback Policy to a committee of the Board.

Pursuant to the Clawback Policy: (i) a triggering event refers to an accounting restatement that the Company is required to prepare due to the material noncompliance of the Company with any financial reporting requirement under the securities laws, including any required accounting restatement to correct an error in previously issued financial statements that is material to the previously issued financial statements, or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period; and (ii) “covered officer” refers to a current or former officer of the Company who is or was designated as an “officer” for purposes of Section 16 of the Securities Exchange Act of 1934, as amended, by the Board or an appropriate committee of the Board.

There was no recoupment under the Clawback Policy in 2025.

Compensation Risk Assessment

The Human Capital Committee has reviewed the Company’s compensation policies and practices, in consultation with Pearl Meyer, to assess whether they encourage employees to take inappropriate risks. After reviewing and assessing the Company’s compensation philosophy, terms and practices, including the mix of fixed and variable, short and long-term incentives and overall pay, incentive plan structures and the checks and balances built into, and oversight of, each plan and practice, the Human Capital Committee determined that any risks arising from our compensation policies and practices for our employees are not reasonably likely to have a material adverse effect on our Company as a whole and strike an appropriate balance between short-term and long-term compensation and incentivizes our executives to act in a manner that prudently manages enterprise risk.

Equity Award Timing Practices

The Human Capital Committee has established a consistent process for granting equity awards to ensure fairness and avoid the appearance of timing-related manipulation. All annual equity awards are approved during a regularly scheduled Human Capital Committee meeting, typically held in the first quarter of the fiscal year, after the Company’s annual financial results are finalized and publicly disclosed. The grant date for annual equity awards is either the date of the Human Capital Committee’s approval or a pre-established date set in advance by the Human Capital Committee. Equity awards for newly hired or promoted employees are generally granted on the first regularly scheduled grant date following the effective date of the employment event. The Company does not time equity grants in coordination with the release of material non-public information.

2025 Summary Compensation Table

The following table sets forth information regarding compensation awarded to or earned by our named executive officers listed below during the years ended December 31, 2025 and 2024.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(3)	Total ($)
AnhCo Nguyen, Ph.D. President and Chief Executive Officer	2025 2024	668,800 585,769	390,000 51,546	--- 781,650	--- ---	--- 145,808	9,269 8,943	1,068,069 1,573,716
Eric Hyllengren Former EVP, Chief Financial Officer and Chief Operating Officer	2025 2024	132,000 489,751	58,500 42,357	250,949 266,000	--- ---	--- 117,000	600,918 11,029	1,042,367 926,137

(1) The amounts reported in this column for 2025 consist of a retention bonus paid or earned in 2025.

(2) The amounts in this column for 2025 reflect the aggregate fair value of RSUs awarded during the year, computed at the measurement date in accordance with Financial Accounting Standard Board Accounting Standards Codified (Topic 718) (“ASC 718”) based on the closing stock price on the date of grant. Pursuant to SEC rules, the amounts shown assume that there will be no service-based forfeitures of awards. Assumptions used in the calculation of these amounts are included in note 10 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025. These amounts do not reflect the actual economic value that will be realized by the named executive officer upon the vesting of the RSUs or the sale of the common stock underlying such RSUs. With respect to Mr. Hyllengren, the unvested portion of his 2025 RSU award was canceled upon expiration of his consulting agreement on July 31, 2025.

(3) Amounts reported in this column include the following: (a) life insurance premiums paid on behalf of the named executive officers, (b) to the extent the named executive officer participated, employer contributions to the named executive officers’ 401k benefit plan accounts under the Company’s employer match program, (c) with respect to Mr. Hyllengren, severance payments in the amount of $520,000, (d) with respect to Mr. Hyllengren, payout of accrued vacation of $66,620, and (e) with respect with Mr. Hyllengren, the value for six months of COBRA benefits of $10,756.

Outstanding Equity Awards as of December 31, 2025

The following table provides information regarding outstanding equity awards held by our named executive officers as of December 31, 2025. Mr. Hyllengren did not hold any outstanding equity awards as of December 31, 2025.

Name	Grant Date	Note	Option Awards				Stock Awards
			Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($/sh)	Option Expiration Date	Number of Shares or Units That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($) (1)
AnhCo	05/10/2021	(2)	6,969	---	331.00	05/10/2031	---	---
Nguyen,	03/01/2022	(3)	---	---	---		150	2,714
Ph.D.	03/01/2022	(4)	4,205	281	255.25	03/01/2032	---	---
	03/01/2023	(5)	---	---	---		513	9,280
	03/01/2023	(6)	12,718	1,157	97.75	03/01/2033	---	---
	01/08/2024	(7)	---	---	---		3,375	61,054
	09/09/2024	(8)	---	---	---		30,000	542,700

(1) Amounts reflect the value of RSUs, each with respect to one share of our common stock, as of December 31, 2025.

(2) Represents options issued as an inducement grant under Nasdaq Listing Rule 5635(c)(4) pursuant to the Atara Biotherapeutics, Inc. Third Amended and Restated 2018 Inducement Plan (the “Inducement Plan”). 25% of the shares subject to the options vest upon completion of one year of service, and thereafter, an additional 1/48th of the total number of shares underlying the options vest each month, subject to continuous service.

(3) Represents RSUs issued under 2014 Plan. Approximately 1/16th of the total number of shares underlying the RSUs vest on specific dates that approximately quarterly vesting from the grant date, subject to continuous service.

(4) Represents options issued under the 2014 Plan. 1/48th of the total number shares underlying the options vest each month measured from the grant date, subject to continuous service.

(5) Represents RSUs issued under the 2014 Plan. 1/12th of the total number of shares under the RSUs vest on specific dates that approximately quarterly vesting from the grant date, subject to continuous service.

(6) Represents options issued under the 2014 Plan. 1/36th of the total number shares underlying the options vest each month measured from the grant date, subject to continuous service.

(7) Represents RSUs issued under the 2014 Plan. 1/8th of the total number of shares under the RSUs vest on specific dates that approximately quarterly vesting from the grant date, subject to continuous service.

(8) Represents RSUs issued under the 2024 Plan. 1/12th of the total number of shares under the RSUs vest on specific dates that approximately quarterly vesting from the grant date, subject to continuous service.

Employment Contracts and Change in Control Arrangements

AnhCo Nguyen, Ph. D.

In August 2024, we entered into a new executive employment agreement with Dr. Nguyen in a form consistent with our form of executive employment agreement previously filed with the SEC (the “Nguyen Employment Agreement”) in connection with his promotion to President and Chief Executive Officer in September 2024.

Under the Nguyen Employment Agreement and the agreements governing his equity awards, he is entitled to certain benefits in the event of a termination of employment without cause or resignation for good reason. In the event Dr. Nguyen’s employment is terminated by us without cause or he resigns for good reason, in either case, unrelated to a change in control (other than as a result of his death or disability), he will be entitled to receive the following benefits:

•
Severance pay in the form of the continuation of his final annual base salary for 12 months following termination; and
•
Either (a) subject to Dr. Nguyen’s timely election for continued coverage under COBRA, payment by us of his COBRA premiums for up to 12 months following his termination of employment or (b) if Dr. Nguyen is not entitled to COBRA continuation coverage or if we determine that we cannot pay his COBRA premiums without potentially incurring financial costs or penalties under applicable law, payment by us to Dr. Nguyen of a fully taxable cash payment equal to the applicable COBRA premiums on the first of each month for up to 12 months following his termination of employment.

In addition, in the event Dr. Nguyen’s employment is terminated by us without cause (other than as a result of his death or disability) or as a result of a resignation for good reason, in either case, during the change in control period, he will be entitled to receive the following payments and benefits:

•
Severance pay in the form of a lump sum payment equal to 12 months of his final annual base salary following termination;
•
Either (a) subject to Dr. Nguyen’s timely election for continued coverage under COBRA, payment by us of his COBRA premiums for up to 12 months following his termination of employment or (b) if Dr. Nguyen is not entitled to COBRA continuation coverage or if we determine that we cannot pay his COBRA premiums without potentially incurring financial costs or penalties under applicable law, payment by us to Dr. Nguyen of a fully taxable cash payment equal to the applicable COBRA premiums on the first of each month for up to 12 months following his termination of employment;
•
Lump sum amount equal to 100% of his target annual bonus for the year in which the termination date occurs; and
•
Full acceleration and immediate exercisability, if applicable, of all outstanding equity awards subject to time-based vesting conditions.

The receipt of any termination-based payments or benefits by Dr. Nguyen is subject to his execution and the effectiveness of a release of claims against the Company.

Pursuant to the Nguyen Employment Agreement, if any payments or benefits provided to Dr. Nguyen in connection with a change in control are subject to excise taxes as a result of the application of Sections 280G and 4999 of the Internal Revenue Code, such payments and benefits will be reduced so that no excise tax is payable, but only if this reduction results in a more favorable after-tax position for him.

Eric Hyllengren

We entered into an executive employment agreement with Mr. Hyllengren in April 2023 in connection with his promotion to Senior Vice President, Chief Financial Officer (the “Hyllengren Employment Agreement”). Mr. Hyllengren was promoted to Executive Vice President, Chief Financial Officer in December 2023, and then to Executive Vice President, Chief Financial Officer and Chief Operating Officer in September 2024. In March 2025, Mr. Hyllengren left the Company and we entered into a Separation and Consulting Agreement (the “Hyllengren Separation Agreement”) which superseded and replaced the Hyllengren Employment Agreement, and pursuant to which he provided consulting services to the Company from March 31, 2025 through July 31, 2025 at an hourly rate and received severance payments and benefits consistent with a termination of employment without cause under the Hyllengren Employment Agreement, as described below. The Hyllengren Separation Agreement also provided for (i) Mr. Hyllengren to relinquish to the Company all of Mr. Hyllengren’s vested and unvested stock option awards and (ii) continued vesting during the consulting term of Mr. Hyllengren’s outstanding RSU awards.

As a result of his departure, Mr. Hyllengren received the following benefits, consistent with a termination without cause under the Hyllengren Employment Agreement:

•
Severance pay in the form of the continuation of his final annual base salary for 12 months following termination; and
•
Either (a) subject to Mr. Hyllengren’s timely election for continued coverage under COBRA, payment by us of his COBRA premiums for up to 12 months following his termination of employment or (b) if Mr. Hyllengren is not entitled to COBRA continuation coverage or if we determine that we cannot pay his COBRA premiums without potentially incurring financial costs or penalties under applicable law, payment by us to Mr. Hyllengren of a fully taxable cash payment equal to the applicable COBRA premiums on the first of each month for up to 12 months following his termination of employment.

Mr. Hyllengren’s separation benefits were subject to his execution and the effectiveness of a release of claims against the Company.

Retirement Plans

We have one qualified 401(k) plan covering all eligible employees, including our named executive officers. Under the plan, employees may contribute up to the statutory allowable amount for any calendar year. We make matching contributions, equal to 50% of each dollar contributed up to the first 6% of an individual’s eligible earnings, up to the annual IRS maximum.

2025 Non-Employee Director Compensation

The following table sets forth information regarding compensation earned by or paid to our non-employee directors during 2025. Dr. Nguyen is also a member of the Board but was not separately compensated for his service on the Board while serving as our President and Chief Executive Officer. Please see the “2025 Summary Compensation Table” for the compensation received by Dr. Nguyen in 2025.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Other Compensation	Total ($)
Ameet Mallik(2)	42,289	71,391	---	113,680
Carol Gallagher, Pharm.D.	75,299	71,391	---	146,690
Maria Grazia Roncarolo, M.D.(3)	37,215	71,391	---	108,606
Matthew K. Fust	65,000	71,391	---	136,391
Pascal Touchon D.V.M.(4)	60,897	71,391	115,000(5)	247,288
William K. Heiden	70,000	71,391	---	141,391
Greg Ciongoli(6)	---	---	---	---
James Huang(7)	---	---	---	---
Nachi Subramanian(7)	---	---	---	---

(1) The amounts in this column reflect the aggregate fair value of RSUs awarded during the year, computed at the measurement date in accordance with FASB ASC Topic 718, based on the closing stock price on the date of grant. Pursuant to SEC rules, the amounts shown assume that there will be no service-based forfeitures of awards. Assumptions used in the calculation of these amounts are included in note 10 to our consolidated financial statements included in our annual report on Form 10-K for the year ended December 31, 2025. At the time of the 2025 annual grants, the 2024 Plan did not have sufficient authorized shares, so each annual grant was reduced to 7,828 RSUs. As of December 31, 2025, the Company’s non-employee directors had the following RSUs outstanding: Mr. Mallik, no RSUs outstanding ; Dr. Gallagher, 7,828 RSUs;; Dr. Roncarolo, no RSUs outstanding; Mr. Fust, 7,828 RSUs; Dr. Touchon, no RSUs outstanding; Mr. Heiden, 7,828 RSUs; Mr. Ciongoli, no RSUs outstanding; Mr. Huang, no RSUs outstanding, and Mr. Subramanian, no RSUs outstanding.

(2) Mr. Mallik resigned from the Board in September 2025 and his stock awards were cancelled.

(3) Dr. Roncarolo resigned from the Board in September 2025 and her stock awards were cancelled.

(4) Dr. Touchon resigned from the Board in September 2025 and his stock awards were cancelled.

(5) This amount represents consulting fees paid to Dr. Touchon pursuant to a consulting agreement between the Company and Dr. Touchon following Dr. Touchon’s resignation from the Board under which Dr. Touchon provided consulting services to the Company’s management team.

(6) Mr. Ciongoli waived his right to receive non-employee director compensation, but is expected to receive an equity award, as described below, following the Annual Meeting.

(7) Messrs. Huang and Subramanian were appointed to the Board in May 2025 and each has waived his right to receive non-employee director compensation.

Our non-employee director compensation policy, pursuant to which we compensate our non-employee directors with a combination of cash and equity, is intended to be fair and competitive to account for the time and effort required of a director of the Company. The annual cash compensation contained in this policy, set forth below, is payable in equal quarterly installments, in arrears following the end of each quarter in which the service occurred, pro-rated for any partial months of service. Historically, the Human Capital Committee reviews pay levels for non-employee directors regularly with assistance from its compensation consultant, who prepares a comprehensive assessment of our non-employee director compensation program. That assessment historically included benchmarking of director compensation against the same peer group used for executive compensation purposes and an update on recent trends in director compensation. In 2025, considering the substantial decrease in the Company’s market value and cash constraints, the Human Capital Committee determined not to conduct a market assessment study for the 2025 compensation cycle. Our non-employee director compensation is set forth below:

•
Annual Board Service Retainer:

All Directors other than Lead Director or Chair of the Board: $45,000

Lead Director: $75,000

Chair of the Board: $85,000

•
Annual Committee Service Retainer (Chair):

Chair of the Audit Committee: $20,000

Chair of the Human Capital Committee: $15,000

Chair of the Nominating and Corporate Governance Committee: $10,000

•
Annual Committee Service Retainer (Non-Chair):

Audit Committee: $10,000

Human Capital Committee: $7,500

Nominating and Corporate Governance Committee: $5,000

Research and Development Committee: $5,000

We have reimbursed, and under this policy will continue to reimburse, our non-employee directors for their travel, lodging and other reasonable expenses incurred in attending meetings of our Board and committees of our Board.

The non-employee director compensation policy also provides for equity compensation to each non-employee director as follows:

•
Initial Grant: At the time they join our Board, each new non-employee director will receive an initial stock option grant with a grant date fair value of $450,000, rounded to the nearest 500 shares, vesting annually over three years.
•
Annual Grant: At each annual meeting of stockholders, each non-employee director will automatically receive an annual grant of equity awards in the form of stock options and RSUs at a 1:1 stock-option-to-RSU ratio calculated on the basis of such equity awards together having an aggregate grant date fair value of $300,000, rounded to the nearest 500 shares, vesting in full on the date of the next annual meeting of stockholders, subject to continued service.

At the time of the 2025 annual grants, the 2024 Plan did not have sufficient authorized shares for each non-employee director to receive their annual grants pursuant to the Company’s non-employee director compensation policy, therefore, each non-employee director’s annual grant was prorated among the non-employee directors and reduced to 7,828 RSUs.

In March 2026, to further align the interests of the Board and the Company’s stockholders, the Human Capital Committee suspended the non-employee director compensation policy solely with respect to the annual grants to be made at the 2026 Annual Meeting. In lieu of grants that would otherwise have been made to non-employee directors under the non-employee director compensation policy, for the 2026 Annual Meeting, the Human Capital Committee approved awards of 12,000 RSUs to each of the then serving non-employee directors that did not waive receipt of such compensation, vesting in full on the date of the next annual meeting of stockholders, subject to continued service. Additionally, due to Mr. Ciongoli’s extraordinary contributions to the Company as chair of the Board, the Human Capital Committee approved an award of 12,000 RSUs to Mr.

Ciongoli, vesting in full on the date of the next annual meeting of stockholders, subject to continued service. The foregoing grants will be made automatically immediately following the 2026 Annual Meeting.

All options granted to our non-employee directors under the policy will vest in full upon the completion of a change in control. Grant date option value is determined using the same method we use to calculate the grant date fair value of stock options in our financial statements.

Equity Compensation Plan Information

The following table provides certain information with respect to all of our equity compensation plans in effect as of December 31, 2025.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options and RSUs	Weighted-Average Exercise Price of Outstanding Options	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans(1)
Equity Compensation Plans Approved by Stockholders(2)	279,617	$175.41	252,789
Equity Compensation Plans Not Approved by Stockholders(3)	8,721	$334.59	141,289
Total	288,338	$191.81	394,078

(1) Excludes outstanding securities included in the column labeled “Number of Securities to be Issued upon Exercise of Outstanding Options and RSUs.”

(2) Includes securities issuable under our 2014 Plan, our 2024 Plan and our 2014 ESPP. In accordance with its terms, the 2014 Plan terminated on March 31, 2024.

(3) Includes securities issuable pursuant to Nasdaq Listing Rule 5635(c)(4) and pursuant to our Inducement Plan. The Inducement Plan provides for the grant of equity awards to individuals who were not previously employees or directors of the Company, other than following a bona fide period of non-employment. All equity awards under the Inducement Plan are intended to meet the standards of Nasdaq Listing Rule 5635(c)(4). The terms and conditions of the Inducement Plan and the equity awards to be granted thereunder are substantially similar to the 2014 Plan.

Pay Versus Performance

The following table sets forth information regarding the Company’s performance and the “compensation actually paid” to our named executive officers, as calculated in accordance with SEC disclosure rules applicable to smaller reporting companies:

Year (1)	Summary Compensation Table Total for PEO, AnhCo Nguyen ($)(2)	Summary Compensation Table Total for PEO, Pascal Touchon ($)(2)	Compensation Actually Paid to PEO, AnhCo Nguyen ($)(3)	Compensation Actually Paid to PEO, Pascal Touchon ($)(3)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers ($)(2)	Average Compensation Actually Paid to Non-PEO Named Executive Officers ($)(3)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return ($)(4)	Net Income (Loss) ($)
2025	1,068,069	N/A	1,101,370	N/A	1,042,367	789,045	22.06	32,688,000
2024	1,573,716	1,722,332	1,586,926	1,324,121	872,371	757,065	3.38	(85,403,000)
2023	N/A	4,375,125	N/A	557,312	2,294,922	535,339	3.25	(276,126,000)

(1) Dr. Touchon served as the Company’s principal executive officer (“PEO”) for the entirety of 2023 and until his separation from service in September 2024, and Dr. Nguyen served as the Company's PEO thereafter in 2024 and for the entirety of 2025. The Company’s other named executive officers (“NEOs”) for the applicable years were as follows:

- 2025: Eric Hyllengren

- 2024: Amar Murugan, Jill Henrich, and Eric Hyllengren

- 2023: AnhCo Nguyen, Ph.D.; and Amar Murugan

(2) Amounts reported in this column represent (i) the total compensation reported in the Summary Compensation Table for 2023 and 2024 in the case of Dr. Touchon and 2024 and 2025 in the case of Dr. Nguyen, and (ii) the average of the total compensation reported in the Summary Compensation Table for the applicable year for the Company’s named executive officers for the applicable year other than the principal executive officer for such years (including Dr. Nguyen for 2023).

(3) To calculate compensation actually paid, adjustments were made to the amounts reported in the Summary Compensation Table for the applicable year. A reconciliation of the adjustments for Drs. Touchon and Nguyen and for the average of the other named executive officers is set forth following the footnotes to this table.

(4) Pursuant to rules of the SEC, the comparison assumes $100 was invested on December 31, 2022. Historic stock price performance is not necessarily indicative of future stock price performance.

Compensation Actually Paid Adjustments

Year	Summary Compensation Table Total ($)(1)	(Minus) Grant Date Fair Value of Stock Option and Stock Awards Granted in Fiscal Year ($)(2)	Plus Fair Value at Fiscal Year-End of Outstanding and Unvested Stock Option and Stock Awards Granted in Fiscal Year ($)(3)	Plus/(Minus) Change in Fair Value of Outstanding and Unvested Stock Option and Stock Awards Granted in Prior Fiscal Years ($)(4)	Plus Fair Value at Vesting of Stock Option and Stock Awards Granted in Fiscal Year that Vested During Fiscal Year ($)(5)	Plus/(Minus) Change in Fair Value as of Vesting Date of Stock Option and Stock Awards Granted in Prior Fiscal Years for which Applicable Vesting Conditions Were Satisfied During Fiscal Year ($)(6)	(Minus) Fair Value as of Prior Fiscal Year-End of Stock Option and Stock Awards Granted in Prior Fiscal Years that Failed to Meet Applicable Vesting Conditions During Fiscal Year ($)(7)	Equals Compensation Actually Paid ($)
AnhCo Nguyen, Ph.D.
2025	1,068,069	---	---	166,076	---	(132,775)	---	1,101,370
2024	1,573,716	(781,650)	809,208	11,551	25,861	(51,760)	---	1,586,926
2023	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Pascal Touchon, D.V.M.
2025	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2024	1,722,332	(716,800)	425,920	(52,526)	32,145	(86,950)	---	1,324,121
2023	4,375,125	(3,330,496)	224,635	(753,498)	297,228	(275,682)	---	557,312
Other Named Executive Officers (Average) (8)
2025	1,042,367	(250,949)	---	---	32,388	(34,761)	---	789,045
2024	872,371	(261,333)	155,283	3,088	17,880	(30,224)	---	757,065
2023	2,294,922	(1,587,499)	116,608	(331,191)	141,674	(99,175)	---	535,339

(1) Represents Total Compensation as reported in the Summary Compensation Table for the indicated fiscal year. With respect to the other named executive officers, amounts shown represent averages.

(2) Represents the grant date fair value of the stock option and stock awards granted during the indicated fiscal year, computed in accordance with the methodology used for financial reporting purposes.

(3) Represents the fair value as of the indicated fiscal year-end of the outstanding and unvested option awards and stock awards granted during such fiscal year, computed in accordance with the methodology used for financial reporting purposes.

(4) Represents the change in fair value during the indicated fiscal year of each option award and stock award that was granted in a prior fiscal year and that remained outstanding and unvested as of the last day of the indicated fiscal year, computed in accordance with the methodology used for financial reporting purposes.

(5) Represents the fair value at vesting of the option awards and stock awards that were granted and vested during the indicated fiscal year, computed in accordance with the methodology used for financial reporting purposes.

(6) Represents the change in fair value, measured from the prior fiscal year-end to the vesting date, of each option award and stock award that was granted in a prior fiscal year and which vested during the indicated fiscal year, computed in accordance with the methodology used for financial reporting purposes.

(7) Represents the fair value as of the last day of the prior fiscal year of the option award and stock awards that were granted in a prior fiscal year and which failed to meet the applicable vesting conditions in the indicated fiscal year, computed in accordance with the methodology used for financial reporting purposes.

(8) See footnote 1 under the Pay Versus Performance table on the previous page for the named executive officers included in the average for each year.

Relationship Between Pay and Performance

We believe the “compensation actually paid” or “CAP” in each of the years reported above and over the three-year cumulative period are reflective of the Human Capital Committee’s emphasis on “pay-for-performance" as the “compensation actually paid” fluctuated year-over-year, primarily due to the result of our stock performance and our varying levels of achievement against pre-established performance goals under our annual incentive program.

As noted above, as is the case with many companies in the biotechnology industry, the Company’s incentive objectives are generally tied to our strategic and operational goals rather than financial goals. Accordingly, our compensation program is not influenced by financial metrics, such as net income. In 2023, our net loss was $276,126,000, while the “compensation actually paid” increased to $557,312 for Dr. Touchon and $535,339 for our other named executive officers. With respect to 2024, our net loss was $85,403,000, while the “compensation actually paid” increased to $1,324,121 for Dr. Touchon, $1,586,926 for Dr. Nguyen and $757,065 for our other named executive officers. In 2025, our net income was $32,688,000, while the “compensation actually paid” decreased to $1,101,370 for Dr. Nguyen, and increased to $789,045 for our other named executive officers. The following graphic illustrates the relationship between the “compensation actually paid” to the named executive officers and the Company’s net income and total shareholder return (“TSR”).

Description of Relationship Between PEO and Average NEO Compensation Actually Paid and Our TSR

The following chart sets forth the relationship between CAP to our PEO, the average of CAP to our other NEOs, each as set forth in the table above, and our net income and TSR over the three-year period from 2023 through 2025.

$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
Compensation Actual Paid (in 000s)
$120.00
$100.00
$80.00
$60.00
$40.00
$20.00
$-
TSR
$100.00
$557
$535
$15.63
$1,456
$757
$16.23
$1,101
$789
$22.06
2022
2023
2024
2025
PEO Compensation Actually Paid
Average NEO Compensation Actually Paid
Atara Biotherapeutics, Inc. TSR

TRANSACTIONS WITH RELATED PERSONS AND INDEMNIFICATION

Policies and Procedures for Transactions with Related Persons

We have adopted a policy that our executive officers, directors, nominees for election as a director, beneficial owners of more than 5% of any class of our common stock, any members of the immediate family of any of the foregoing persons and any firm, corporation or other entity in which any of the foregoing persons is an executive partner or principal or which such person has a 5% or greater beneficial ownership interest (each a “Related Person”), are not permitted to enter into a transaction with us without the prior consent of the Audit Committee. Any request for us to enter into a transaction with a Related Person, in which the amount involved exceeds $120,000 and such person would have a direct or indirect interest, must first be presented to the Audit Committee for review, consideration and approval. In approving or rejecting any such proposal, the Audit Committee is to consider the material facts of the transaction, including, but not limited to, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the Related Person’s interest in the transaction.

Certain Related Person Transactions

The following is a summary of the transactions since January 1, 2025, to which we have been a participant in which the amount involved in the transaction exceeds or will exceed $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years, and in which Related Person had or will have a direct or indirect material interest, other than compensation arrangements which are described under “Executive Compensation” and “Non-Employee Director Compensation.”

Indemnification Agreements

We have entered into indemnity agreements with our directors and officers that provide, among other things, that we will indemnify such officer or director, under the circumstances and to the extent provided for therein, for all reasonable expenses and liabilities incurred with any action or proceeding brought against them by reason of the fact that they are serving in such capacity, and otherwise to the fullest extent permitted under Delaware law and our Bylaws.

Underwritten Offering

On May 14, 2025, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with TD Securities (USA) LLC, as underwriter (the “Underwriter”) pursuant to which the Company agreed to issue and sell to the Underwriter in an underwritten registered direct offering (the “Offering”) an aggregate of (i) 834,237 shares (the “Shares”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) and (ii) pre-funded warrants (each, a “Pre-Funded Warrant,” and together, the “Pre-Funded Warrants”) to purchase up to 1,587,108 shares of Common Stock, at a purchase price of $6.61 per Share and $6.6099 per share underlying the Pre-Funded Warrants. The exercise price of each Pre-Funded Warrant is equal to $0.0001 per share, subject to adjustment as provided therein, and the Pre-Funded Warrants will be exercisable immediately and have no expiration date.

The Pre-Funded Warrants may be exercised by means of cash or the holder may elect to receive upon such exercise the net number of shares of Common Stock determined according to a formula set forth in the Pre-Funded Warrants.

On May 16, 2025, the Offering closed, pursuant to the satisfaction of customary closing conditions, including the appointment of Nachi Subramanian and James Huang to the Board. The aggregate gross proceeds to the Company from the Offering were approximately $16.0 million, before deducting underwriting discounts and commissions and estimated offering expenses payable by the Company. The Offering was made pursuant to an effective shelf registration statement on Form S-3 (File No. 333-275256) that was filed with the SEC on November 1, 2023 and declared effective by the SEC on November 13, 2023 and prospectus supplement filed with the SEC on May 15, 2025.

Panacea Capital (formerly Panacea Venture), where James Huang serves as the Founder and Managing Partner, purchased 758,665 Shares and a Pre-Funded Warrant to purchase up to 307,900 shares of Common Stock in the Offering at an aggregate purchase price of $7.0 million. The Company entered into a compensation arrangement with James Huang, which is described under “Executive Compensation” and “Non-Employee Director Compensation.”

Redmile Group, where Nachi Subramanian serves as Managing Director, purchased a Pre-Funded Warrant to purchase up to 680,796 shares of Common Stock in the Offering at an aggregate purchase price of $4.5 million. The Company entered into a compensation arrangement with Nachi Subramanian, which is described under “Executive Compensation” and “Non-Employee Director Compensation.”

Adiumentum Capital Management, where Gregory A. Ciongoli serves as the Managing Partner, purchased 75,572 Shares and a Pre-Funded Warrant to purchase up to 227,000 shares of Common Stock in the Offering at an aggregate purchase price of $2.0 million.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials or other Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials or other Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of brokers with account holders who are Atara stockholders will be “householding” our proxy materials. A single Notice of Internet Availability of Proxy Materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice of Internet Availability of Proxy Materials, please notify your broker or Atara. Direct your written request to Atara Biotherapeutics, Inc., Investor Relations, 1280 Rancho Conejo Boulevard, Thousand Oaks, CA 91320 or contact Investor Relations at 805-284-9026. In addition, Atara will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the Notice of Internet Availability of Proxy Materials or the full set of proxy materials, as applicable, to a stockholder at a shared address to which a single copy of the documents was delivered. Stockholders who currently receive multiple copies of the Notices of Internet Availability of Proxy Materials at their addresses and would like to request “householding” of their communications should contact their brokers.

OTHER MATTERS

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

/s/AnhCo Nguyen

AnhCo Nguyen, Ph.D.

President and Chief Executive Officer

April 24, 2026

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 is available without charge upon written request to: Secretary, Atara Biotherapeutics, Inc., 1280 Rancho Conejo Boulevard, Thousand Oaks, CA 91320.

APPENDIX A

ATARA BIOTHERAPEUTICS, INC.

2024 EQUITY INCENTIVE PLAN

Approved by the Stockholders: June 10, 2024

Effective Date: June 10, 2024

1.
General.
(a)
Purpose. This Plan, through the granting of Awards, is intended to help the Company secure and retain the services of eligible award recipients, provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate and provide a means by which the eligible recipients may benefit from increases in value of the Common Stock.
(b)
Successor to Prior Plan. The Plan is the successor to the Company’s 2014 Equity Incentive Plan, as amended, and each other equity plan maintained by the Company under which awards are outstanding as of the effective date of this Plan (collectively, the “Prior Plan”). All stock awards granted under the Prior Plan remain subject to the terms of the Prior Plan.
(c)
Eligible Award Recipients. Employees, Directors and Consultants are eligible to receive Awards. The Committee's selection of a person to participate in this Plan at any time shall not require the Committee to select such person to participate in this Plan at any other time.
(d)
Available Awards. The Plan provides for the grant of the following Awards: (i) Incentive Stock Options; (ii) Nonstatutory Stock Options; (iii) Stock Appreciation Rights; (iv) Restricted Stock Awards; (v) Restricted Stock Unit Awards; (vi) Performance Stock Awards; (vii) Performance Cash Awards; and (viii) Other Stock Awards.
2.
Administration.
(a)
Administration by Board. The Board will administer the Plan. The Board may delegate administration of the Plan to a Committee or Committees, as provided in Section 2(c).
(b)
Powers of Board. The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:
(i)
To determine: (A) who will be granted Awards; (B) when and how each Award will be granted; (C) what type of Award will be granted; (D) the provisions of each Award (which need not be identical), including when a person will be permitted to exercise or otherwise receive cash or Common Stock under the Award; (E) the number of shares of Common Stock subject to, or the cash value of, an Award; and (F) the Fair Market Value applicable to a Stock Award.
(ii)
To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for administration of the Plan and Awards. The Board, in the exercise of these powers, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement or in the written terms of a Performance Cash Award, in a manner and to the extent it will deem necessary or expedient to make the Plan or Award fully effective.
(iii)
To settle all controversies regarding the Plan and Awards granted under it.

(iv)
To accelerate, in whole or in part, the time at which an Award may be exercised or vest (or at which cash or shares of Common Stock may be issued), including but not limited to, the power to provide that the Performance Goals (if any) applicable to any outstanding Awards shall be deemed to be satisfied at the target, maximum or any other level.
(v)
To suspend or terminate the Plan at any time; provided that, except as otherwise provided in the Plan or an Award Agreement, suspension or termination of the Plan will not materially impair a Participant's rights under his or her then-outstanding Award without his or her written consent.
(vi)
To amend the Plan in any respect the Board deems necessary or advisable, including, without limitation, adopting amendments relating to Incentive Stock Options and nonqualified deferred compensation under Section 409A of the Code and/or making the Plan or Awards granted under the Plan exempt from or compliant with the requirements for Incentive Stock Options or exempt from or compliant with the requirements for nonqualified deferred compensation under Section 409A of the Code, subject to the limitations, if any, of applicable law. If required by applicable law or listing requirements, and except as provided in Section 9(a) relating to Capitalization Adjustments, the Company will seek stockholder approval of any amendment of the Plan that (A) materially increases the number of shares of Common Stock available for issuance under the Plan, (B) materially expands the class of individuals eligible to receive Awards under the Plan, (C) materially increases the benefits accruing to Participants under the Plan, (D) materially reduces the price at which shares of Common Stock may be issued or purchased under the Plan, (E) materially extends the term of the Plan, or (F) materially expands the types of Awards available for issuance under the Plan. Except as otherwise provided in the Plan (including subsection (viii) below) or an Award Agreement, no amendment of the Plan will materially impair a Participant's rights under an outstanding Award without the Participant's written consent.
(vii)
To submit any amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of (A) Section 422 of the Code regarding "incentive stock options" or (B) Rule l6b-3 of Exchange Act or any successor rule.
(viii)
To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more outstanding Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion. A Participant's rights under any Award will not be impaired by any such amendment unless the Company requests the consent of the affected Participant, and the Participant consents in writing. A Participant's rights will not be deemed to have been impaired by any such amendment if the Board, in its sole discretion, determines that the amendment, taken as a whole, does not materially impair the Participant's rights. In addition, subject to the limitations of applicable law, if any, the Board may amend the terms of any one or more Awards without the affected Participant's consent to: (A) maintain the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (B) change the terms of an Incentive Stock Option, if such change results in impairment of the Award solely because it impairs the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (C) clarify the manner of exemption from, or to bring the Award into compliance with, Section 409A of the Code; or (D) comply with other applicable laws or listing requirements.
(ix)
Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan and/or Award Agreements.
(x)
To adopt such procedures and sub-plans as are necessary or appropriate to (A) permit or facilitate participation in the Plan by Employees, Directors or Consultants who are foreign nationals or employed outside the United States or (B) allow Awards to qualify for special tax treatment in a foreign jurisdiction; provided that Board approval will not be necessary for immaterial modifications to the Plan or any Award Agreement that are required for compliance with the laws of the relevant foreign jurisdiction.

(xi)
To effect, with the consent of any adversely affected Participant and subject to approval by the Company's stockholders, (A) the reduction of the exercise price, purchase price or base price of any previously granted Option or SAR, (B) the cancellation of any previously granted Option or SAR in exchange for another Option or SAR with a lower exercise price, purchase price or base price, (C) the cancellation of any previously granted Option or SAR in exchange for cash or another award if the exercise price, purchase price or base price of such Option or SAR exceeds the Fair Market Value of a share of Common Stock on the date of such cancellation, or (D) any other action that is treated as a repricing under generally accepted accounting principles, in each case, other than in connection with a Corporate Transaction or other adjustment provisions set forth in Section 9.
(c)
Delegation to Committee.
(i)
General. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee); provided, however, that neither the Board nor the Committee may delegate its power and authority to a member of the Board with regard to the selection for participation in this Plan of an Officer, Director or other person subject to Section 16 of the Exchange Act or decisions concerning the timing, pricing or amount of an award to such an Officer, Director or other person. Any delegation of administrative powers will be reflected in resolutions, not inconsistent with the provisions of the Plan, adopted from time to time by the Board or Committee (as applicable). The Committee may, at any time, abolish the subcommittee and/or revest in the Committee any powers delegated to the subcommittee. The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated.
(d)
Delegation to an Officer. The Board may delegate to one (1) or more Officers the authority to do one or both of the following: (i) designate Employees who are not Officers to be recipients of Options and SARs (and, to the extent permitted by applicable law, other Stock Awards) and, to the extent permitted by applicable law, the terms of such Awards; and (ii) determine the number of shares of Common Stock to be subject to such Stock Awards granted to such Employees; provided, however, that the Board resolutions regarding such delegation will specify (x) the total number of shares of Common Stock that may be subject to the Stock Awards granted by such Officer, (y) such other limitations required to comply with applicable law, and (z) that such Officer may not grant a Stock Award to himself or herself. For the avoidance of doubt, the Board may not delegate its power and authority to an Officer with regard to the selection for participation in this Plan of an Officer, Director or other person subject to Section 16 of the Exchange Act or decisions concerning the timing, pricing or amount of an award to such an officer, director or other person. Any such Stock Awards will be granted on the form of Award Agreement most recently approved for use by the Committee or the Board, unless otherwise provided for in the resolutions approving the delegation authority. The Board may not delegate authority to an Officer who is acting solely in the capacity of an Officer (and not also as a Director) to determine the Fair Market Value (as defined below).
(e)
Effect of Board's Decision. No member of the Board or Committee, and Officer to whom the Board delegates any of its power and authority hereunder, shall be liable for any act, omission, interpretation, construction or determination made in connection with this Plan in good faith, and the members of the Board and the Committee and Officers shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including attorneys' fees) arising therefrom to the full extent permitted by law (except as otherwise may be provided in the Company's Certificate of Incorporation and/or By-laws) and under any directors' and officers' liability insurance that may be in effect from time to time.

3.
Shares Subject to the Plan.
(a)
Share Reserve.
(i)
Subject to Section 9(a) relating to Capitalization Adjustments, the number of shares of Common Stock that shall initially be available for all awards under this Plan, other than Substitute Awards, shall be 6,900,000 shares (the “Share Reserve”).
(ii)
RESERVED.
(iii)
For clarity, the Share Reserve is a limitation on the number of shares of Common Stock that may be issued under the Plan. As a single share may be subject to grant more than once (e.g., if a share subject to a Stock Award is forfeited, it may be made subject to grant again as provided in Section 3(b) below), the Share Reserve is not a limit on the number of Stock Awards that can be granted.
(iv)
Shares subject to Substitute Awards may be issued under the terms of this Plan, and such issuance will not reduce the number of shares available for issuance under the Plan.
(b)
Reversion of Shares to the Share Reserve. To the extent that shares of Common Stock subject to an outstanding Stock Award granted under the Plan or the Prior Plan, other than Substitute Awards, are not issued or delivered by reason of (i) the expiration, termination, cancellation or forfeiture of such award (excluding shares subject to an Option cancelled upon settlement in shares of a related SAR or shares subject to a SAR cancelled upon exercise of a related Option) or (ii) the settlement of such award in cash, then such shares of Common Stock shall again be available under this Plan. Notwithstanding anything herein to the contrary, shares of Common Stock subject to an award under this Plan or a Prior Plan shall not again be available for issuance under this Plan if such shares are (x) shares that were subject to a Stock Option or a SAR and were not issued or delivered upon the net settlement or net exercise of such Stock Option or SAR, (y) shares delivered to or withheld by the Company to pay the taxes related to an outstanding Award or (z) shares repurchased by the Company on the open market with the proceeds of an option exercise. Shares of Common Stock subject to an Option granted under this Plan or the Prior Plan shall not again be available for issuance under this Plan if such shares are repurchased by the Company on the open market with the proceeds of an option exercise.
(c)
Incentive Stock Option Limit. Subject to Section 9(a) relating to Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued on the exercise of lncentive Stock Options will be 6,900,000 shares of Common Stock.
(d)
Source of Shares. The stock issuable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise, or a combination thereof.
(e)
Director Limitations. The aggregate value of cash compensation and the grant date fair value of shares of Common Stock that may be awarded or granted during any fiscal year of the Company to any Non-Employee Director, for his or her services as a Non-Employee Director, shall not exceed $1,250,000; provided, however, that this limit shall not apply to distributions of previously deferred compensation under a deferred compensation plan maintained by the Company or compensation received by the director in his or her capacity as an executive officer or employee of the Company.
4.
Eligibility.
(a)
Eligibility for Specific Stock Awards. Incentive Stock Options may be granted only to employees of the Company or a "parent corporation" or "subsidiary corporation" thereof (as such terms are defined in Sections 424(e) and 424(f) of the Code). Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants; provided, however, that in the case of an Option or SAR, the stock underlying such Option or SAR constitutes "service recipient stock" under Section 409A of the Code or the

Company, in consultation with its legal counsel, has determined that such Options or SARs are otherwise exempt from or comply with the distribution requirements of Section 409A of the Code.
(b)
Ten Percent Stockholders. A Ten Percent Stockholder will not be granted an Incentive Stock Option unless the exercise price of such Option is at least 110% of the Fair Market Value on the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.
5.
Provisions Relating to Options and Stock Appreciation Rights.

Each Option or SAR will be in such form and will contain such terms and conditions as the Board deems appropriate. All Options will be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. If an Option is not specifically designated as an Incentive Stock Option, or if an Option is designated as an Incentive Stock Option but some portion or all of the Option fails to qualify as an Incentive Stock Option under the applicable rules, then the Option (or portion thereof) will be a Nonstatutory Stock Option. The provisions of separate Options or SARs need not be identical; provided, however, that each Award Agreement will conform to (through incorporation of provisions hereof by reference in the applicable Award Agreement or otherwise) the substance of each of the following provisions:

(a)
Term. Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, no Option or SAR will be exercisable after the expiration of 10 years from the date of its grant or such shorter period specified in the Award Agreement.
(b)
Exercise Price. Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, the exercise or strike price of each Option or SAR will be not less than 100% of the Fair Market Value of the Common Stock subject to the Option or SAR on the date the Award is granted. Notwithstanding the foregoing, an Option or SAR granted as a Substitute Award may be granted with an exercise or strike price lower than 100% of the Fair Market Value of the Common Stock subject to the Award if such Award is granted in a manner consistent with the provisions of Section 409A of the Code and, if applicable, Section 424(a) of the Code. Each SAR will be denominated in shares of Common Stock equivalents.
(c)
Purchase Price for Options. The purchase price of Common Stock acquired pursuant to the exercise of an Option may be paid, to the extent permitted by applicable law and as determined by the Board in its sole discretion, by any combination of the methods of payment set forth below. The Board will have the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to use a particular method of payment. No shares of Common Stock shall be issued and no certificate representing Common Stock shall be delivered until the full purchase price therefor and any withholding taxes thereon, as described in Section 8(g), have been paid (or arrangement made for such payment to the Company’s satisfaction). The permitted methods of payment are as follows:
(i)
by cash, check, bank draft or money order payable to the Company;
(ii)
pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sale proceeds;
(iii)
by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock;

(iv)
if an Option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company will accept cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued. Shares of Common Stock will no longer be subject to an Option and will not be exercisable thereafter to the extent that (A) shares issuable upon exercise are used to pay the exercise price pursuant to the “net exercise,” (B) shares are delivered to the Participant as a result of such exercise, and (C) shares are withheld to satisfy tax withholding obligations; or
(v)
in any other form of legal consideration that may be acceptable to the Board and specified in the applicable Award Agreement.
(d)
Exercise and Payment of a SAR. To exercise any outstanding SAR, the Participant must provide written or electronic notice of exercise to the Company in compliance with the provisions of the Stock Appreciation Right Agreement evidencing such SAR. The appreciation distribution payable on the exercise of a SAR will be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the SAR) of a number of shares of Common Stock equal to the number of Common Stock equivalents in which the Participant is vested under such SAR (with respect to which the Participant is exercising the SAR on such date), over (B) the aggregate strike price of the number of Common Stock equivalents with respect to which the Participant is exercising the SAR on such date. The appreciation distribution may be paid in Common Stock, in cash, in any combination of the two or in any other form of consideration, as determined by the Board and contained in the Award Agreement evidencing such SAR.
(e)
Transferability of Options and SARs. The Board may, in its sole discretion, impose such limitations on the transferability of Options and SARs as the Board will determine. In the absence of such a determination by the Board to the contrary, the following restrictions on the transferability of Options and SARs will apply:
(i)
Restrictions on Transfer. An Option or SAR will not be transferable except by will or by the laws of descent and distribution (or pursuant to subsections (ii) and (iii) below), and will be exercisable during the lifetime of the Participant only by the Participant. The Board may permit transfer of the Option or SAR in a manner that is not prohibited by applicable tax and securities laws. Except as explicitly provided herein, neither an Option nor a SAR may be transferred for consideration.
(ii)
Domestic Relations Orders. Subject to the approval of the Board or a duly authorized Officer, an Option or SAR may be transferred pursuant to the terms of a domestic relations order, official marital settlement agreement or other divorce or separation instrument as permitted by U.S. Treasury Regulation 1.421-l(b)(2). If an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer.
(iii)
Beneficiary Designation. Subject to the approval of the Board or a duly authorized Officer, a Participant may, by delivering written notice to the Company, in a form approved by the Company (or the designated broker), designate a third party who, on the death of the Participant, will thereafter be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise. In the absence of such a designation, the executor or administrator of the Participant’s estate will be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise. However, the Company may prohibit designation of a beneficiary at any time, including due to any conclusion by the Company that such designation would be inconsistent with the provisions of applicable laws.
(f)
Vesting Generally. The total number of shares of Common Stock subject to an Option or SAR may vest and therefore become exercisable in periodic installments that may or may not be equal. The Option or SAR may be subject to such other terms and conditions on the time or times when it may or may not be exercised (which may be based on the satisfaction of Performance Goals or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options or SARs may vary. The provisions of this Section 5(f)

are subject to any Option or SAR provisions governing the minimum number of shares of Common Stock as to which an Option or SAR may be exercised.
(g)
Termination of Continuous Service. Except as otherwise provided in the applicable Award Agreement, or other agreement between the Participant and the Company, if a Participant’s Continuous Service terminates (other than for Cause and other than upon the Participant’s death or Disability), the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Award as of the date of termination of Continuous Service) within the period of time ending on the earlier of (i) the date 90 days following the termination of the Participant’s Continuous Service and (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR within the applicable time frame, the Option or SAR will terminate.
(h)
Extension of Termination Date. Except as otherwise provided in the applicable Award Agreement, if the exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause and other than upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option or SAR will terminate on the earlier of (i) the expiration of a total period of 90 days (that need not be consecutive) after the termination of the Participant’s Continuous Service during which the exercise of the Option or SAR would not be in violation of such registration requirements, and (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement. In addition, unless otherwise provided in a Participant’s applicable Award Agreement, if the sale of any Common Stock received upon exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause) would violate the Company’s insider trading policy, then the Option or SAR will terminate on the earlier of (i) the expiration of a period of months (that need not be consecutive) equal to the applicable post-termination exercise period after the termination of the Participant’s Continuous Service during which the sale of the Common Stock received upon exercise of the Option or SAR would not be in violation of the Company’s insider trading policy, and (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement.
(i)
Disability of Participant. Except as otherwise provided in the applicable Award Agreement, or other agreement between the Participant and the Company, if a Participant’s Continuous Service terminates as a result of the Participant's Disability, the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Option or SAR as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date 12 months following such termination of Continuous Service, and (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR within the applicable time frame, the Option or SAR (as applicable) will terminate.
(j)
Death of Participant. Except as otherwise provided in the applicable Award Agreement, or other agreement between the Participant and the Company, if (i) a Participant’s Continuous Service terminates as a result of the Participant’s death, or (ii) the Participant dies within the period (if any) specified in the applicable Award Agreement for exercisability after the termination of the Participant’ s Continuous Service (for a reason other than death), then the Option or SAR may be exercised (to the extent the Participant was entitled to exercise such Option or SAR as of the date of death) by the Participant’s estate, by a person who acquired the right to exercise the Option or SAR by bequest or inheritance or by a person designated to exercise the Option or SAR upon the Participant’s death, but only within the period ending on the earlier of (i) the date 18 months following the date of death, and (ii) the expiration of the term of such Option or SAR as set forth in the applicable Award Agreement. If, after the Participant’s death, the Option or SAR is not exercised within the applicable time frame, the Option or SAR will terminate.
(k)
Termination for Cause. Except as explicitly provided otherwise in a Participant’s Award Agreement or other individual written agreement between the Company or any Affiliate and the Participant, if a Participant’s Continuous Service is terminated for Cause, the Option or SAR will terminate upon the Participant’s termination for Cause, provided that, if a Participant’s Continuous Service is suspended pending an investigation of the existence of Cause, all of the Participant’s rights under the Option or SAR will also be suspended during the investigation period.
(l)
Non-Exempt Employees. If an Option or SAR is granted to an Employee who is a non-exempt employee for purposes of the U.S. Fair Labor Standards Act of 1938, as amended, the Option or SAR will not be first exercisable for any shares of Common Stock until at least six (6) months following the date of grant of the Option or SAR (although the Award may vest prior to such date). Consistent with the provisions of the U.S. Worker Economic Opportunity Act, (i) if such non-exempt Employee dies or suffers a Disability, (ii) upon a Corporate Transaction in which such Option or SAR is not assumed, continued, or substituted, (iii) upon a Change in Control, or (iv) upon the non-exempt Employee’s retirement (as such term may be defined in the non-exempt Employee’s applicable Award Agreement, in another agreement between the non-exempt Employee and the Company, or, if no such definition, in accordance with the Company’s then current employment policies and guidelines), the vested portion of any Options and SARs may be exercised earlier than six (6) months following the date of grant. The foregoing provision is intended to operate so that any income derived by a non-exempt Employee in connection with the exercise or vesting of an Option or SAR will be exempt from his or her regular rate of pay. To the extent permitted and/or required for compliance with the U.S. Worker Economic Opportunity Act to ensure that any income derived by a non-exempt Employee in connection with the exercise, vesting or issuance of any shares under any other Stock Award will be exempt from such employee’s regular rate of pay, the provisions of this paragraph will apply to all Stock Awards and are hereby incorporated by reference into such Award Agreements.
(m)
No Dividend Equivalents. Notwithstanding anything in an Award Agreement to the contrary, the holder of an Option or SAR shall not be entitled to receive dividend equivalents with respect to the number of shares of Common Stock subject to such Option or SAR.
6.
Provisions of Stock Awards Other than Options and SaRs.
(a)
Restricted Stock Awards. Each Restricted Stock Award Agreement will be in such form and will contain such terms and conditions as the Board deems appropriate. To the extent consistent with the Company’s bylaws, at the Board’s election, shares of Common Stock may be (x) held in book entry form subject to the Company’s instructions until any restrictions relating to the Restricted Stock Award lapse, or (y) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Board. The terms and conditions of Restricted Stock Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Award Agreements need not be identical. Each Restricted Stock Award Agreement will conform to (through incorporation of the provisions hereof by reference in the Award Agreement or otherwise) the substance of each of the following provisions:
(i)
Consideration. A Restricted Stock Award may be awarded in consideration for (A) cash, check, bank draft or money order payable to the Company, (B) past services to the Company or an Affiliate, or (C) any other form of legal consideration (including future services) that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.
(ii)
Vesting. Shares of Common Stock awarded under the Restricted Stock Award Agreement may be subject to forfeiture to the Company in accordance with a vesting schedule to be determined by the Board.
(iii)
Termination of Participant’s Continuous Service. If a Participant’s Continuous Service terminates, the Company may receive through a forfeiture condition or a repurchase right, any or all of the shares of Common Stock held by the Participant that have not vested as of the date of termination of Continuous Service under the terms of the Restricted Stock Award Agreement.

(iv)
Transferability. Rights to acquire shares of Common Stock under the Restricted Stock Award Agreement will be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Award Agreement, as the Board will detennine in its sole discretion, so long as Common Stock awarded under the Restricted Stock Award Agreement remains subject to the terms of the Restricted Stock Award Agreement. Upon completion of such terms and conditions subject to the Company's right to require payment of any taxes in accordance with Section 8(g), the restrictions shall be removed from the requisite number of any shares of Common Stock that are held in book entry form, and all certificates evidencing Ownership of the requisite number of shares of Common Stock shall be delivered to the holder of such award.
(v)
Rights with Respect to Restricted Stock Awards. Unless otherwise set forth in an Award Agreement relating to a Restricted Stock Award, and subject to the terms and conditions of a Restricted Stock Award, the holder of such award shall have all rights as a stockholder of the Company, including, but not limited to, voting rights, the right to receive dividends and the right to participate in any capital adjustment applicable to all holders of Common Stock; provided, however, that a distribution with respect to shares of Common Stock, including a regular cash dividend, shall be deposited with the Company and shall be subject to the same restrictions as the shares of Common Stock with respect to which such distribution was made.
(b)
Restricted Stock Unit Awards. Each Restricted Stock Unit Award Agreement will be in such form and will contain such terms and conditions as the Board deems appropriate. The terms and conditions of Restricted Stock Unit Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Unit Award Agreements need not be identical. Each Restricted Stock Unit Award Agreement will conform to (through incorporation of the provisions hereof by reference in the Award Agreement or otherwise) the substance of each of the following provisions:
(i)
Consideration. At the time of grant of a Restricted Stock Unit Award, the Board will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Common Stock subject to the Restricted Stock Unit Award. The consideration to be paid (if any) by the Participant for each share of Common Stock subject to a Restricted Stock Unit Award may be paid in any form of legal consideration that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.
(ii)
Vesting. At the time of the grant of a Restricted Stock Unit Award, the Board may impose such restrictions on or conditions to the vesting of the Restricted Stock Unit Award as it, in its sole discretion, deems appropriate.
(iii)
Payment. A Restricted Stock Unit Award may be settled by the delivery of shares of Common Stock, their cash equivalent, any combination thereof or in any other form of consideration, as determined by the Board and contained in the Restricted Stock Unit Award Agreement.
(iv)
Additional Restrictions. At the time of the grant of a Restricted Stock Unit Award, the Board, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the shares of Common Stock (or their cash equivalent) subject to a Restricted Stock Unit Award to a time after the vesting of such Restricted Stock Unit Award.
(v)
Dividend Equivalents. Dividend equivalents may be credited in respect of shares of Common Stock covered by a Restricted Stock Unit Award, as determined by the Board and contained in the Restricted Stock Unit Award Agreement. At the sole discretion of the Board, such dividend equivalents may be converted into additional shares of Common Stock covered by the Restricted Stock Unit Award in such manner as determined by the Board. Any additional shares covered by the Restricted Stock Unit Award credited by reason of such dividend equivalents will be subject to all of the same terms and conditions of the underlying Restricted Stock Unit Award Agreement to which they relate.
(vi)
Termination of Participant’s Continuous Service. Except as otherwise provided in the applicable Restricted Stock Unit Award Agreement, such portion of the Restricted Stock Unit Award that has not vested will be forfeited upon the Participant's termination of Continuous Service.

(c)
Performance Awards.
(i)
Performance Stock Awards. A Performance Stock Award is a Stock Award that is payable (including that may be granted, vest or exercised) contingent upon the attainment during a Performance Period of certain Performance Goals. A Performance Stock Award may, but need not, require the completion of a specified period of Continuous Service. The length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained will be conclusively determined by the Board, in its sole discretion. In addition, to the extent permitted by applicable law and the applicable Award Agreement, the Board may determine that cash may be used in payment of Performance Stock Awards.
(ii)
Performance Cash Awards. A Performance Cash Award is a cash award that is payable contingent upon the attainment during a Performance Period of certain Performance Goals. A Performance Cash Award may also require the completion of a specified period of Continuous Service. At the time of grant of a Performance Cash Award, the length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained will be conclusively determined by the Board, in its sole discretion. To the extent permitted by applicable law and the applicable Award Agreement, the Board may specify the form of payment of Performance Cash Awards, which may be cash or other property, or may provide for a Participant to have the option for his or her Performance Cash Award, or such portion thereof as the Board may specify, to be paid in whole or in part in cash or other property.
(d)
Other Stock Awards. Other forms of Stock Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof, may be granted either alone or in addition to Stock Awards provided for under Section 5 and the preceding provisions of this Section 6. Subject to the provisions of the Plan, the Board will have sole and complete authority to determine the persons to whom and the time or times at which such Other Stock Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Stock Awards and all other terms and conditions of such Other Stock Awards.
(e)
Dividend Equivalents. Dividend equivalents may be credited in respect of shares of Common Stock covered by a Performance Share Award or other forms of Stock Awards, as determined by the Board and contained in the applicable Award Agreement (for avoidance of doubt, no dividend equivalents shall be paid prior to satisfaction of the applicable time-based and/or performance-based vesting conditions). At the sole discretion of the Board, such dividend equivalents may be converted into additional shares of Common Stock covered by the applicable Stock Award in such manner as determined by the Board. Any additional shares covered by the applicable Stock Award credited by reason of such dividend equivalents will be subject to all of the same terms and conditions of the underlying Award Agreement to which they relate.
7.
Covenants of the Company.
(a)
Availability of Shares. The Company will keep available at all times the number of shares of Common Stock reasonably required to satisfy then-outstanding Stock Awards.
(b)
Securities Law Compliance. The Company will seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking will not require the Company to register under the Securities Act the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company will be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained. A Participant will not be eligible for the grant of an Award or the subsequent issuance of cash or Common Stock pursuant to the Award if such grant or issuance would be in violation of any applicable securities law.
(c)
No Obligation to Notify or Minimize Taxes. The Company will have no duty or obligation to any Participant to advise such holder as to the time or manner of exercising such Stock Award. Furthermore, the Company will have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award.
8.
Miscellaneous.
(a)
Use of Proceeds from Sales of Common Stock. Proceeds from the sale of shares of Common Stock pursuant to Stock Awards will constitute general funds of the Company.
(b)
Corporate Action Constituting Grant of Awards. Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement as a result of a clerical error in the papering of the Award Agreement, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement.
(c)
Stockholder Rights. No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to a Stock Award unless and until (i) such Participant has satisfied all requirements for exercise of, or the issuance of shares of Common Stock under, the Stock Award pursuant to its terms, and (ii) the issuance of the Common Stock subject to such Stock Award has been entered into the books and records of the Company.
(d)
No Employment or Other Service Rights. Nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or will affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, including, but not limited to, Cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.
(e)
Incentive Stock Option Limitations. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds $100,000 (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).
(f)
Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award, and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Stock Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, will be inoperative if (i) the issuance of the shares upon the exercise of a Stock Award or acquisition of Common Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act, or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.
(g)
Withholding Obligations. Unless prohibited by the terms of an Award Agreement, the Company may, in its sole discretion, satisfy any U.S. federal, state, local, foreign or other tax withholding obligation relating to an Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Award; provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law (or, if permitted by the Company, such other rate as will not cause adverse accounting consequences under the accounting rules then in effect, and is permitted under applicable IRS withholding rules); (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant, including proceeds from the sale of shares of Common Stock issued pursuant to a Stock Award; or (v) by such other method as may be set forth in the Award Agreement.
(h)
Electronic Delivery. Any reference herein to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto), or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access).
(i)
Deferrals. To the extent permitted by applicable law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may establish programs and procedures for deferral elections to be made by Participants. Deferrals by Participants will be made in accordance with Section 409A of the Code (to the extent applicable to a Participant). Consistent with Section 409A of the Code, the Board may provide for distributions while a Participant is still an employee or otherwise providing services to the Company. The Board is authorized to make deferrals of Awards and determine when, and in what annual percentages, Participants may receive payments, including lump sum payments, following the Participant’s termination of Continuous Service, and implement such other terms and conditions consistent with the provisions of the Plan and in accordance with applicable law.
(j)
Compliance with Section 409A. Unless otherwise expressly provided for in an Award Agreement, the Plan and Award Agreements will be interpreted to the greatest extent possible in a manner that makes the Plan and the Awards granted hereunder exempt from Section 409A of the Code, and, to the extent not so exempt, in compliance with Section 409A of the Code. If the Board determines that any Award granted hereunder is not exempt from and is therefore subject to Section 409A of the Code, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(l) of the Code, and to the extent an Award Agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Award Agreement. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded, and if a Participant holding an Award that constitutes “deferred compensation” under Section 409A of the Code is a “specified employee” for purposes of Section 409A of the Code, no distribution or payment of any amount that is due upon a “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) will be issued or paid before the date that is six (6) months following the date of such Participant's “separation from service” or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A of the Code, and any amounts so deferred will be paid in a lump sum on the day after such six (6)

month period elapses, with the balance paid thereafter on the original schedule. For purposes of Section 409A, each payment hereunder shall be considered a separate payment.
(k)
Clawback/Recovery. All Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company has adopted, or will be required to adopt, pursuant to the listing standards of any national securities exchange or association on which the Company's securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law, including, but not limited to, the Atara Biotherapeutics, Inc. Incentive Compensation Recoupment Policy. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Board determines necessary or appropriate, including, but not limited to, a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of Cause. No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for "good reason" or "constructive termination" (or similar term) under any agreement with the Company or an Affiliate.
(l)
Protected Rights. Nothing contained in this Plan or an Award Agreement is intended to limit the Participant's ability to (i) report possible violations of law or regulation to, or file a charge or complaint with, the Securities and Exchange Commission, the Equal Employment Opportunity Commission, the National Labor Relations Board, the Occupational Safety and Health Administration, the Department of Justice, the Congress, any Inspector General, or any other federal, state or local governmental agency or commission (“Government Agencies”), (ii) communicate with any Government Agencies or otherwise participate in any investigation or proceeding that may be conducted by any Government Agency, including providing documents or other information, without notice to the Company or (iii) under applicable United States federal law to (A) disclose in confidence trade secrets to federal, state, and local government officials, or to an attorney, for the sole purpose of reporting or investigating a suspected violation of law or (B) disclose trade secrets in a document filed in a lawsuit or other proceeding, but only if the filing is made under seal and protected from public disclosure.
(m)
Severability. The provisions of the Plan shall be deemed severable. If any provision of the Plan shall be held unlawful or otherwise invalid or unenforceable in whole or in part by a court of competent jurisdiction or any governmental regulatory agency, or impermissible under the rules of any securities exchange on which the Common Stock is listed or by reason of change in a law or regulation, such provision shall (a) be deemed limited to the extent that such court of competent jurisdiction deems it lawful, valid and/or enforceable and as so limited shall remain in full force and effect, and (b) not affect any other provision of the Plan or part thereof, each of which shall remain in full force and effect. If the making of any payment or the provision of any other benefit required under the Plan shall be held unlawful or otherwise invalid by a court of competent jurisdiction, such unlawfulness or invalidity shall not prevent any other payment or benefit from being made or provided under the Plan, and if the making of any payment in full or the provision of any other benefit required under the Plan in full would be unlawful or otherwise invalid or impermissible, then such unlawfulness, invalidity or impermissibility shall not prevent such payment or benefit from being made or provided in part, to the extent that it would not be unlawful, invalid, unenforceable or impermissible, and the maximum payment or benefit that would not be unlawful, invalid or impermissible shall be made or provided under the Plan.
9.
Adjustments upon Changes in Common Stock; Other Corporate Events.
(a)
Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board will appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3(a); (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 3(c); and (iii) the class(es) and number of securities and price per share of stock subject to outstanding Stock Awards. The Board will make such adjustments, and its determination will be final, binding and conclusive.
(b)
Dissolution or Liquidation. Except as otherwise provided in the Stock Award Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Stock Awards (other than Stock Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the

Company's right ofrepurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company's repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Stock Award is providing Continuous Service; provided, however, that the Board may, in its sole discretion, cause some or all Stock Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Stock Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.
(c)
Corporate Transaction. The following provisions will apply to Stock Awards in the event of a Corporate Transaction unless otherwise provided in the Award Agreement or any other written agreement between the Company or any Affiliate and the Participant or unless otherwise expressly provided by the Board at the time of grant of a Stock Award. In the event of a Corporate Transaction, then, notwithstanding any other provision of the Plan, the Board will take one or more of the following actions with respect to Stock Awards, contingent upon the closing or completion of the Corporate Transaction:
(i)
arrange for the surviving corporation or acquiring corporation (or the surviving or acquiring corporation's parent company) to assume or continue the Stock Award or to substitute a similar stock award for the Stock Award (including, but not limited to, an award to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction);
(ii)
arrange for the assignment of any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to the Stock Award to the surviving corporation or acquiring corporation (or the surviving or acquiring corporation's parent company);
(iii)
accelerate the vesting, in whole or in part, of the Stock Award (and, if applicable, the time at which the Stock Award may be exercised) to a date prior to the effective time of such Corporate Transaction as the Board will determine (or, if the Board will not determine such a date, to the date that is five (5) days prior to the effective date of the Corporate Transaction), with such Stock Award terminating if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction;
(iv)
arrange for the lapse, in whole or in part, of any reacquisition or repurchase rights held by the Company with respect to the Stock Award;
(v)
cancel or arrange for the cancellation of the Stock Award, to the extent not vested or not exercised prior to the effective time of the Corporate Transaction, in exchange for such cash consideration or other property, if any, as the Board, in its sole discretion, may consider appropriate; and
(vi)
cancel or arrange for the cancellation of the Stock Award, to the extent not vested or not exercised prior to the effective time of the Corporate Transaction, in exchange for a payment, in such form as may be determined by the Board equal to the excess, if any, of (A) the value of the property the Participant would have received upon the exercise of the Stock Award immediately prior to the effective time of the Corporate Transaction, over (B) any exercise price payable by such holder in connection with such exercise.

The Board need not take the same action or actions with respect to all Stock Awards or portions thereof or with respect to all Participants. The Board may take different actions with respect to the vested and unvested portions of a Stock Award.

(d)
Change in Control. A Stock Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the Stock Award Agreement for such Stock Award or as may be provided in any other written agreement between the Company or any Affiliate and the Participant, but in the absence of such provision, no such acceleration will occur.

10.
Termination or Suspension of the Plan.

This Plan shall be submitted to the stockholders of the Company for approval at the Company's 2024 annual meeting of stockholders and, if approved by the Company's stockholders, shall become effective as of the date on which the Plan was approved by stockholders (the "Effective Date"). This Plan shall terminate as of the first annual meeting of the Company's stockholders to occur on or after the tenth anniversary of its effective date, unless terminated earlier by the Board. Termination of this Plan shall not affect the terms or conditions of any award granted prior to termination. Awards hereunder may be made at any time prior to the termination of this Plan, provided that no Incentive Stock Option may be granted later than ten years after the date on which the Plan was approved by the Board.

11.
Choice of Law.

The laws of the State of Delaware will govern all questions concerning the construction, validity and interpretation of this Plan, without regard to that state's conflict of laws rules.

12.
Definitions.

As used in the Plan, the following definitions will apply to the capitalized terms indicated below:

(a)
"Affiliate" means, at the time of determination, any "parent" or "subsidiary" of the Company, as such terms are defined in Rule 405 of the Securities Act. The Board will have the authority to determine the time or times at which "parent" or "subsidiary" status is determined within the foregoing definition.
(b)
“Award” means a Stock Award or a Performance Cash Award.
(c)
"Award Agreement" means a written or electronic agreement between the Company and a Participant evidencing the terms and conditions of an Award.
(d)
“Board” means the Board of Directors of the Company.
(e)
"Capitalization Adjustment" means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Stock Award after the Effective Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other similar equity restructuring transaction, as that term is used in Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.
(f)
"Cause" will have the meaning ascribed to such term in any written agreement between the Participant and the Company or any Affiliate defining such term and which is in effect as of the date of grant and, in the absence of such agreement, such term means, with respect to a Participant, the occurrence of any of the following events: (i) Participant's willful failure substantially to perform his or her duties and responsibilities to the Company or any Affiliate or deliberate violation of a policy of the Company or any Affiliate; (ii) Participant's commission of any act of fraud, embezzlement, dishonesty or any other willful misconduct that has caused or is reasonably expected to result in material injury to the Company or any Affiliate; (iii) unauthorized use or disclosure by Participant of any proprietary information or trade secrets of the Company or any other party to whom the Participant owes an obligation of nondisclosure as a result of his or her relationship with the Company or any Affiliate; or (iv) Participant's willful breach of any of his or her obligations under any written agreement or covenant with the Company or any Affiliate. The determination as to whether a Participant is being terminated for Cause will be made in good faith by the Company and will be final and binding on the Participant. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant will have no effect upon any determination of the rights or obligations of the Company, any Affiliate or such Participant for any other purpose.
(g)
“Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:
(i)
any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company's then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control will not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company, (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company's securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities or (C) solely because the level of Ownership held by any Exchange Act Person (the "Subject Person") exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control will be deemed to occur;
(ii)
there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;
(iii)
there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than 50% of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or
(iv)
individuals who, on the Effective Date, are members of the Board (the "Incumbent Board'') cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member will, for purposes of this Plan, be considered as a member of the Incumbent Board; provided,further, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director.

Notwithstanding the foregoing definition or any other provision of this Plan, the term Change in Control will not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company.

If required for compliance with Section 409A of the Code, in no event will a Change in Control be deemed to have occurred if such transaction is not also a "change in the ownership or effective control of' the Company or "a change in the ownership of a substantial portion of the assets of' the Company as determined under U.S. Treasury Regulation Section l.409A-3(i)(5) (without regard to any alternative definition thereunder). The Board may, in its sole discretion and without a Participant's consent, amend the definition of "Change in Control" to conform to the definition of "Change in Control" under Section 409A of the Code, and the regulations thereunder.

(h)
"Code" means the U.S. Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.
(i)
"Committee" means the Compensation Committee of the Board, or a subcommittee thereof, or such other committee to whom authority has been delegated by the Board in accordance with Section 2(c), in each case, consisting of two or more members of the Board, each of whom is intended to be (i) a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act and (ii) "independent" within the meaning of the rules of the Nasdaq Global Select Market or, if the Common Stock is not listed on the Nasdaq Global Select Market, within the meaning of the rules of the principal stock exchange on which the Common Stock is then traded.
(j)
"Common Stock" means the common stock of the Company.
(k)
"Company" means Atara Biotherapeutics, Inc., a Delaware corporation, or any successor thereto.
(l)
"Consultant" means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company's securities to such person.
(m)
"Continuous Service" means that the Participant's service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the Entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant's Continuous Service. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or to a Director will not constitute an interruption of Continuous Service. If the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board in its sole discretion, such Participant's Continuous Service will be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. To the extent permitted by law, the Board or, with respect to Participants that are not Officers, the chief executive officer of the Company, in that party's sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Board or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. In addition, ifrequired for exemption from or compliance with Section 409A of the Code, the determination of whether there has been a termination of Continuous Service will be made, and such term will be construed, in a manner that is consistent with the definition of "separation from service" as defined under U.S. Treasury Regulation Section l .409A-l(h) (without regard to any alternative definition thereunder). A leave of absence will be treated as Continuous Service for purposes of vesting in a Stock Award only to such extent as may be provided in the Company's leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law.

(n)
"Corporate Transaction" means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:
(i)
a sale or other disposition of all or substantially all, as determined by the Board in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;
(ii)
a sale or other disposition of at least 90% of the outstanding securities of the Company;
(iii)
a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or
(iv)
a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

To the extent required for compliance with Section 409A of the Code, in no event will an event be deemed a Corporate Transaction if such transaction is not also a "change in the ownership or effective control of' the Company or "a change in the ownership of a substantial portion of the assets of' the Company as determined under U.S. Treasury Regulation Section l.409A-3(i)(5) (without regard to any alternative definition thereunder).

(o)
“Director” means a member of the Board.
(p)
"Disability" will have the meaning ascribed to such term in any written agreement between the Participant and the Company or any Affiliate defining such term and which is in effect as of the date of grant and, in the absence of such agreement or in the case of Incentive Stock Options or to the extent required to comply with Section 409A of the Code, such term means, with respect to a Participant, the inability of such Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than 12 months as provided in Sections 22(e)(3) and 409A(a)(2)(C)(i) of the Code, and will be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.
(q)
"Effective Date" is defined in Section 10 of the Plan.
(r)
"Employee" means any person providing services as an employee of the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an "Employee" for purposes of the Plan.
(s)
"Entity" means a corporation, partnership, limited liability company or other entity.
(t)
"Exchange Act" means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
(u)
"Exchange Act Person" means any natural person, Entity or "group" (within the meaning of Section 13(d) or 14 (d) of the Exchange Act), except that "Exchange Act Person" will not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company, or (v) any natural person, Entity or "group" (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company's then outstanding securities.

(v)
"Fair Market Value" means, as of any date, the value of the Common Stock determined as follows:
(i)
If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value of a share of Common Stock will be, unless otherwise determined by the Board, the closing sale price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable.
(ii)
Unless otherwise provided by the Board, if there is no closing sale price for the Common Stock on the date of determination, then the Fair Market Value will be the closing selling price on the last preceding date for which such quotation exists.
(iii)
In the absence of such markets for the Common Stock, the Fair Market Value will be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.

Notwithstanding the foregoing, the Company may in its discretion use the closing sale price of a share of Common Stock on the day preceding the date as of which such value is being determined to the extent the Company determines such method is more practical for administrative purposes, such as for purposes of tax withholding.

(w)
"Incentive Stock Option" means an Option granted pursuant to Section 5 of the Plan that is intended to be, and that qualifies as, an "incentive stock option" within the meaning of Section 422 of the Code.
(x)
"Non-Employee Director" means a Director who is not a current employee or officer of the Company or an Affiliate.
(y)
"Nonstatutory Stock Option" means any option granted pursuant to Section 5 of the Plan that does not qualify as an Incentive Stock Option.
(z)
"Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.
(aa)
"Option" means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.
(bb)
"Option Agreement" means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an Option grant. Each Option Agreement will be subject to the terms and conditions of the Plan.
(cc)
"Optionholder" means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.
(dd)
"Other Stock Award'' means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section 6(d).
(ee)
"Other Stock Award Agreement" means a written agreement between the Company and a holder of an Other Stock Award evidencing the terms and conditions of an Other Stock Award grant. Each Other Stock Award Agreement will be subject to the terms and conditions of the Plan.
(ff)
"Own," "Owned," "Owner," "Ownership" means a person or Entity will be deemed to "Own," to have "Owned," to be the "Owner" of, or to have acquired "Ownership" of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(gg)
"Participant" means a person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.
(hh)
"Performance Cash Award'' means an award of cash granted pursuant to the terms and conditions of Section 6 (c)(ii).
(ii)
"Performance Criteria" means the one or more criteria that the Board will select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that may be used to establish such Performance Goals may be based on any one of, or combination of, the following as determined by the Board: (1) profit before tax; (2) billings; (3) revenue; (4) net revenue; (5) earnings (which may include earnings before interest and taxes, earnings before taxes, and net earnings); (6) operating income; (7) operating margin; (8) operating profit; (9) controllable operating profit, or net operating profit; (10) net profit; (11) gross margin; (12) operating expenses or operating expenses as a percentage of revenue; (13) net income; (14) earnings per share; (15) total stockholder return; (16) market share; (17) return on assets or net assets; (18) the Company's stock price; (19) growth in stockholder value relative to a pre-determined index; (20) return on equity; (21) return on invested capital; (22) cash flow (including free cash flow or operating cash flows); (23) cash conversion cycle; (24) economic value added; (25) individual confidential business objectives; (26) contract awards or backlog; (27) overhead or other expense reduction; (28) credit rating; (29) strategic plan development and implementation; (30) succession plan development and implementation; (31) improvement in workforce diversity; (32) customer indicators; (33) new product invention or innovation; (34) attainment of research and development milestones; (35) improvements in productivity; (36) bookings; (37) initiation of phases of clinical trials and/or studies by specified dates; (38) regulatory body approval with respect to products, studies and/or trials; (39) patient enrollment dates; (40) commercial launch of products; and (41) other measures of performance selected by the Board.
(jj)
"Performance Goals" means, for a Performance Period, the one or more goals established by the Board for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. In establishing a Performance Goal or determining the achievement of a Performance Goal, the Board may provide that achievement of the applicable Performance Goals may be amended or adjusted to include or exclude components of any Performance Goal, including, without limitation, foreign exchange gains and losses, asset writedowns, acquisitions and divestitures, change in fiscal year, unbudgeted capital expenditures, special charges such as restructuring or impairment charges, debt refinancing costs, extraordinary or noncash items, unusual, infrequently occurring, nonrecurring or one-time events affecting the Company or its financial statements or changes in law or accounting principles. Performance Goals shall be subject to such other special rules and conditions as the Board may establish at any time. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Stock Award Agreement or the written terms of a Performance Cash Award.
(kk)
"Performance Period" means the period of time selected by the Board over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant's right to and the payment of a Stock Award or a Performance Cash Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board.
(ll)
"Performance Stock Award'' means a Stock Award granted under the terms and conditions of Section 6(c)(i).
(mm)
"Plan" means this Atara Biotherapeutics, Inc. 2024 Equity Incentive Plan, as amended and restated.
(nn)
"Restricted Stock Award'' means an award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(a).

(oo)
"Restricted Stock Award Agreement" means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. Each Restricted Stock Award Agreement will be subject to the terms and conditions of the Plan.
(pp)
"Restricted Stock Unit Award'' means a right to receive shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(b).
(qq)
"Restricted Stock Unit Award Agreement" means a written agreement between the Company and a holder of a Restricted Stock Unit Award evidencing the terms and conditions of a Restricted Stock Unit Award grant. Each Restricted Stock Unit Award Agreement will be subject to the terms and conditions of the Plan.
(rr)
"Securities Act" means the U.S. Securities Act of 1933, as amended.
(ss)
"Stock Appreciation Right" or "SAR" means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 5.
(tt)
"Stock Appreciation Right Agreement" means a written agreement between the Company and a holder of a Stock Appreciation Right evidencing the terms and conditions of a Stock Appreciation Right grant. Each Stock Appreciation Right Agreement will be subject to the terms and conditions of the Plan.
(uu)
"Stock Award'' means any right to receive Common Stock granted under the Plan, including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, a Restricted Stock Unit Award, a Stock Appreciation Right, a Performance Stock Award, or any Other Stock Award.
(vv)
"Stock Award Agreement" means a written agreement between the Company and a Participant evidencing the terms and conditions of a Stock Award grant. Each Stock Award Agreement will be subject to the terms and conditions of the Plan.
(ww)
"Subsidiary" means, with respect to the Company, (i) any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than 50%.
(xx)
"Substitute Award'' shall mean an Award granted under this Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction, including a merger, combination, consolidation or acquisition of property or stock; provided, however, that in no event shall the term "Substitute Award" be construed to refer to an Award made in connection with the cancellation and repricing of an Option or SAR.
(yy)
"Ten Percent Stockholder" means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate.

APPENDIX B

2024 PLAN AMENDMENT

FIRST AMENDMENT TO

ATARA BIOTHERAPEUTICS, INC.

2024 EQUITY INCENTIVE PLAN

WHEREAS, Atara Biotherapeutics, Inc. (the “Company”) has heretofore adopted the Atara Biotherapeutics, Inc. 2024 Equity Incentive Plan (the “Plan”); and

WHEREAS, the Company wishes to amend the Plan to increase the number of shares of common stock of the Company, par value $0.0001 per share, available for issuance under the Plan.

NOW, THEREFORE, the Plan shall be amended, effective as the date on which the stockholders of the Company approve such amendment at the 2026 Annual Meeting of Stockholders, as follows:

1. Section 3(a)(i) of the Plan is hereby amended in its entirety to read as follows:

Subject to Section 9(a) relating to Capitalization Adjustments, the number of shares of Common Stock that shall initially be available for all awards under this Plan, other than Substitute Awards, shall be [975,000] shares (the “Share Reserve”).

2. Except as modified herein, the remaining terms of the Plan shall remain unchanged and in full force and effect.

IN WITNESS WHEREOF, the undersigned officer of the Company, acting pursuant to authority granted to the officer by the Board of Directors of the Company, has executed this instrument on this ___ day of ________, 2026.

ATARA BIOTHERAPEUTICS, INC.

By:

Name:

Title:

APPENDIX C

PROXY CARD

SCAN TO
VIEW MATERIALS & VOTE

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 8, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V92784-P48060 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

ATARA BIOTHERAPEUTICS, INC.

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees:	**For**	**Withhold**
1a. AnhCo Nguyen, Ph.D.	☐	☐
1b. Nachi Subramanian	☐	☐

The Board of Directors recommends you vote FOR Proposals 2, 3, and 4:

NOTE: Such other matters that may properly come before the meeting or any adjournment or postponement thereof will be voted on by the proxy holders in their discretion.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

ATARA BIOTHERAPEUTICS, INC. 1280 RANCHO CONEJO BOULEVARD THOUSAND OAKS, CA 91320 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 8, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. Dur

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and 2025 Annual Report on Form 10-K are available at www.proxyvote.com. ATARA BIOTHERAPEUTICS, INC. Annual Meeting of Stockholders June 9, 2026 9:00 AM Pacific Time This proxy is solicited by the Board of Directors The undersigned stockholder hereby appoints AnhCo Nguyen and John Chao, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of ATARA BIOTHERAPEUTICS, INC. that the stockholder is entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 AM Pacific Time on June 9, 2026 virtually at www.virtualshareholdermeeting.com/ATRA2026, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted FOR all nominees listed in Proposal 1 and FOR Proposals 2, 3, and 4 in accordance with the recommendations of the Board of Directors, and in the discretion of the proxy holders upon any other business as may properly come before the Annual Meeting of Stockholders or any adjournment or postponement thereof. Continued and to be signed on reverse side V92785-P48060